                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

CONFIDENTIAL                                                      EXECUTION COPY





                             AGREEMENT TO SUBLEASE


                                 by and among


                            BELLSOUTH MOBILITY INC,

                      BELLSOUTH TELECOMMUNICATIONS, INC.,

                          THE TRANSFERRING ENTITIES,

                       CROWN CASTLE INTERNATIONAL CORP.


                                      and


                            CROWN CASTLE SOUTH INC.



                                 June 1, 1999


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS........................................................................................     2
         1.1 Definitions.....................................................................................     2
         1.2 Other Capitalized Terms.........................................................................    10

ARTICLE 2 AGREEMENT DOCUMENTS................................................................................    10

ARTICLE 3 CONVEYANCE AND CONSIDERATION.......................................................................    11
         3.1 Conveyance......................................................................................    11
         3.2 Consideration...................................................................................    11
         3.3 Maintained Sites................................................................................    12
         3.4 Increase in Consideration.......................................................................    13
         3.5 Proration.......................................................................................    13
         3.6 Existing Louisiana Sites........................................................................    14
         3.7 Consents Under Ground Leases....................................................................    14

ARTICLE 4 CLOSINGS...........................................................................................    15
         4.1 Closings........................................................................................    15
         4.2 Transactions and Documents at the Closings......................................................    16
         4.3 Costs of Closing................................................................................    17
         4.4 Further Assurances..............................................................................    17
         4.5 Field Inspection................................................................................    18
         4.6 Deferral of Closings............................................................................    19
         4.7 Re-Recordation..................................................................................    20
         4.8 Title Searches..................................................................................    20

ARTICLE 5 ADDITIONAL AGREEMENTS..............................................................................    20
         5.1 Expenses........................................................................................    20
         5.2 Brokers.........................................................................................    20
         5.3 Risk of Loss and Insurance......................................................................    21
         5.4 Condemnation....................................................................................    21
         5.5 Publicity.......................................................................................    21
         5.6 TowerCo's Access and Inspection.................................................................    21
         5.7 Parent's Public Documents and Access to Information.............................................    22
         5.8 Parent Stock....................................................................................    22
         5.9 Cooperation.....................................................................................    22
         5.10 Governmental Filings...........................................................................    22
         5.11Confidentiality.................................................................................    23
         5.12 Real Estate Matters............................................................................    24
         5.13 TowerCo's Employees............................................................................    25
         5.14 Update of Information..........................................................................    26
         5.15 CCIC's Guaranty................................................................................    26

ARTICLE 6 REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRANSFERRING ENTITIES.................................    27
         6.1 Organization, Authority and Qualification.......................................................    27
         6.2 Capacity; Inconsistent Obligations..............................................................    28
         6.3 Consents........................................................................................    28
         6.4 No Violation; Compliance with Laws..............................................................    28
         6.5 Litigation; Contingencies.......................................................................    29
         6.6 Leased and Owned Sites..........................................................................    29
         6.7 Real Property...................................................................................    29
         6.8 Eminent Domain..................................................................................    30
         6.9 Taxes...........................................................................................    30
         6.10 Governmental Permits...........................................................................    30
         6.11 Environmental Matters..........................................................................    30
         6.12 Leases and Other Agreements....................................................................    30
         6.13 No Undisclosed Liabilities.....................................................................    31
         6.14 Authorization..................................................................................    31
         6.15 No Other Warranties............................................................................    31

ARTICLE 7 REPRESENTATIONS, WARRANTIES AND COVENANTS OF TOWERCO...............................................    31
         7.1 Organization, Authority and Qualification.......................................................    31
         7.2 Ownership of Shares; Subsidiaries...............................................................    32
         7.3 Capacity; Inconsistent Obligations..............................................................    32
         7.4 Consents........................................................................................    33
         7.5 No Violation; Compliance with Laws..............................................................    33
         7.6 Liabilities.....................................................................................    33
         7.7 Litigation; Contingencies.......................................................................    33
         7.8 TowerCo Financial Statements....................................................................    33
         7.9 No Broker.......................................................................................    33
         7.10 No Other Warranties............................................................................    33

ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF CCIC..................................................    34
         8.1 Organization, Authority and Qualification.......................................................    34
         8.2 Capacity; Inconsistent Obligations..............................................................    34
         8.3 Authorization of Parent Stock...................................................................    34
         8.4 Consents........................................................................................    34
         8.5 No Violation; Compliance with Laws..............................................................    35
         8.6 Litigation; Contingencies.......................................................................    35
         8.7 SEC Reports.....................................................................................    35
         8.8 No Other Warranties.............................................................................    35

ARTICLE 9 CONDUCT OF BUSINESS PENDING CLOSINGS...............................................................    36
         9.1 Conduct of Business by BMI and the Transferring Entities........................................    36
         9.2 Conduct of Business by CCIC and TowerCo.........................................................    36

ARTICLE 10 CONDITIONS TO OBLIGATIONS OF TRANSFERRING ENTITIES................................................    37
         10.1 Representations and Warranties.................................................................    37
         10.2 Compliance with Agreements and Conditions......................................................    37
         10.3 Closing Certificates...........................................................................    38
         10.4 Corporate Consents.............................................................................    38
         10.5 Consents and Approvals.........................................................................    38
         10.6 No Litigation..................................................................................    38
         10.7 Fundamental Transactions.......................................................................    38
         10.8 Build-to-Suit Agreement........................................................................    38
         10.9 BMI Sublease and BST Lease.....................................................................    38
         10.10 Site Maintenance Agreement....................................................................    39
         10.11 Registration Rights Agreement.................................................................    39
         10.12 Amendment to Site Marketing Agreement.........................................................    39

ARTICLE 11 CONDITIONS TO OBLIGATIONS OF CCIC AND TOWERCO.....................................................    39
         11.1 Representations and Warranties.................................................................    39
         11.2 Compliance with Agreements and Conditions......................................................    39
         11.3 Closing Certificates...........................................................................    40
         11.4 Corporate Consents.............................................................................    40
         11.5 Consents and Approvals.........................................................................    40
         11.6 No Litigation..................................................................................    40
         11.7 Build-to-Suit Agreement........................................................................    40
         11.8 Sublease.......................................................................................    40
         11.9 Site Maintenance Agreement.....................................................................    41
         11.10 Amendment to Site Marketing Agreement.........................................................    41

ARTICLE 12 INDEMNIFICATION...................................................................................    41
         12.1 Indemnification by Transferring Entity.........................................................    41
         12.2 Indemnification by CCIC........................................................................    42
         12.3 Indemnification by TowerCo.....................................................................    42
         12.4 Procedure for Claims...........................................................................    43
         12.5 Defense of Claims..............................................................................    43
         12.6 Certain Limitations............................................................................    44
         12.7 Limitation on Liability........................................................................    44
         12.8 Survival.......................................................................................    45

ARTICLE 13 TERMINATION.......................................................................................    45
         13.1 Termination for Certain Causes by BMI..........................................................    45
         13.2 Termination for Passage of Time................................................................    46
         13.3 TowerCo's Remedies.............................................................................    46

ARTICLE 14 GENERAL PROVISIONS................................................................................    47
         14.1 Notices........................................................................................    47
         14.2 Facsimile as Writing...........................................................................    48

         14.3 Assignment; Binding Effect.....................................................................    48
         14.4 Headings.......................................................................................    48
         14.5 Exhibits and Schedules.........................................................................    49
         14.6 Defined Terms..................................................................................    49
         14.7 Arbitration....................................................................................    49
         14.8 Partial Invalidity and Severability............................................................    50
         14.9 Waiver.........................................................................................    50
         14.10 Rights Cumulative.............................................................................    50
         14.11 Time of Essence; Dates........................................................................    50
         14.12 Governing Law.................................................................................    50
         14.13 Counterparts..................................................................................    51
         14.14 Attorneys'Fees................................................................................    51
         14.15 Authority.....................................................................................    51
         14.16 Counsel.......................................................................................    51
         14.17 Number and Gender.............................................................................    51
         14.18 No Construction Against Preparer..............................................................    51
         14.19 Entire Agreement; Modification................................................................    51
         14.21 Power of Attorney.............................................................................    51

                             AGREEMENT TO SUBLEASE
                             ---------------------


     THIS AGREEMENT TO SUBLEASE, made and entered into this 1st day of June, 1999 (the "Agreement"), by and among BELLSOUTH MOBILITY INC, a Georgia corporation ("BMI"), BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation ("BST"), the BMI AFFILIATES listed in the signature pages hereof or which otherwise become parties hereto, CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation ("CCIC"), and CROWN CASTLE SOUTH INC., a wholly owned subsidiary of CCIC and a Delaware corporation ("TowerCo"),

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, BMI and the other Transferring Entities (as defined herein), other than BST, are engaged in the business of, among other things, operating a cellular communications network in the states of Alabama, Arkansas, Florida, Georgia, Indiana, Kentucky, Louisiana, Mississippi and Tennessee (collectively, the "Cellular Territory") which network is comprised of cellular communications cell site locations as to which such Transferring Entities own fee simple title or a leasehold interest, leasehold estate or other real property interest; and

     WHEREAS, BST is engaged in the business of, among other things, operating a wireline communications network in North Carolina, South Carolina and portions of the Cellular Territory (collectively, the "Territory"); and

     WHEREAS, CCIC, TowerCo and CCIC subsidiaries are engaged in the business of, among other things, developing, constructing, managing, maintaining, marketing, operating and leasing networks of communications tower facilities, including the management of cellular communications sites and networks owned by third party providers of wireless telecommunications services; and

     WHEREAS, in order to optimize the utilization and value of the cell site locations and network within the Territory, BMI, BST and the other Transferring Entities desire to enter into an agreement relating to: (i) the design, construction and installation by TowerCo on certain cell site locations radio tower structures and other improvements pursuant to the terms and conditions of the Agreement to Build to Suit of even date herewith (the "Build-to-Suit Agreement"), among BMI, CCIC and TowerCo; (ii) lease or sublease of certain cell site locations, including locations which are subject to the Build-to-Suit Agreement, by BMI and TowerCo pursuant to the terms and conditions of the Sublease of even date herewith (the "BMI Sublease"), among BMI, CCIC and TowerCo; (iii) lease or sublease of certain cell site locations, by BST and TowerCo pursuant to the terms and conditions of the BST Lease (as defined in Section 1.1); (iv) marketing, maintenance and operation of certain cell site locations by TowerCo for the benefit of BMI and its Affiliates and other providers of wireless telecommunications services pursuant to the terms and conditions of the Site Maintenance Agreement (as defined in Section 1.1); and
(v) various other agreements with respect to the respective rights, duties and obligations of the parties relating to the subject matter hereof, all as more particularly described in and subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  For purposes of this Agreement, the following
          -----------
capitalized terms have the following respective meanings:

     "Action" means any action, suit, litigation, complaint, counterclaim,
      ------
claim, petition, mediation contest, or administrative proceeding, whether at law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

     "Additional Consideration" means additional Cash or Stock Consideration
      ------------------------
payable by TowerCo to the applicable Transferring Entity pursuant to Section
3.4.

     "Affiliate" of a Party means any individual or firm, corporation,
      ---------
partnership, limited liability company, association, trust or other entity which, whether directly or indirectly, Controls, is Controlled by, or is under common Control with the subject party.

     "Agreement" means this Agreement and the Exhibits and Schedules hereto, as
      ---------
any of the foregoing may, from time to time, be amended, modified or restated in accordance with the provisions hereof.

     "Amendment to Site Marketing Agreement" means Fifth Amendment to Site
      -------------------------------------
Marketing Agreement of even date herewith between Crown Communication Inc. and BMI.

     "Applicable Transferring Entities" has the meaning given to such term in
      --------------------------------
Section 11.1.

     "Build-to-Suit Agreement" has the meaning given to such term in Preamble.
      -----------------------

     "BMI Affiliate" has the meaning given to such term in the BMI Sublease.
      -------------

     "BMI Indemnified Losses" has the meaning given to such term in Section
      ----------------------
12.2(a).

     "BMI Indemnitee" means BMI, its Affiliates, and the respective directors,
      --------------
officers, employees, contractors, subcontractors, advisors and consultants of BMI or any BMI Affiliate.

     "BMI Sites" has the meaning given to the term "Sites" in the BMI Sublease.
      ---------

     "BMI Sublease" has the meaning given to such term in the Preamble.
      ------------

     "BST Closing" means the first Closing at which BST Sites become subject to
      -----------
the BST Lease.

     "BST Lease" means the Lease to be entered into by and among BST, CCIC and
      ---------
TowerCo, substantially in the form of Exhibit A, on or before the BST Closing.

     "BST Professional Services Agreement" means the Professional Services
      -----------------------------------
Agreement to be entered into on or before June 10, 1999, between Crown Communication Inc. and SE Technologies in the form and under terms and conditions identical to the Initial BMI Professional Services Agreement, except as it relates to the scope of work.

     "BST Sites" has the meaning given to the term "Sites" in the BST Lease.
      ---------

     "BTS Sites" has the meaning given to such term in the Build-to-Suit
      ---------
Agreement.

     "Cash Consideration" means the Initial Cash Consideration and any
      ------------------
Additional Consideration payable in cash pursuant to Section 3.4.

     "Cash Percentage" means a fraction (expressed as a percentage), the
      ---------------
numerator of which is the amount of the Initial Cash Consideration and the denominator of which is $600,000,000.

     "CCIC Indenture" means the Indenture dated as of November 25, 1997 between
      --------------
CCIC and United States Trust Company of New York, as Trustee, and any modification, amendment or supplement thereto or replacement thereof.

     "Cellular Territory" has the meaning given to such term in the Preamble.
      ------------------

     "Closing(s)" has the meaning given to such term in Section 4.1(a).
      ----------

     "Closing Date(s)" has the meaning given to such term in Section 4.1(a).
      ---------------

     "Closing Schedule" has the meaning given to such term in Section 4.1(a).
      ----------------

     "Colocation Agreements" has the meaning given to such term in the BMI
      ---------------------
Sublease.

     "Confidential Information" has the meaning given to such term in Section
      ------------------------
5.11(b).

     "Consideration" has the meaning given to such term in Section 3.2(a).
      -------------

     "Control" means the ownership, directly or indirectly, of sufficient voting
      -------
shares of an entity, or otherwise the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

     "Current SEC Documents" has the meaning given to such term in Section 5.7.
      ---------------------

     "Deductible Amount" has the meaning given to such term in Section 12.6(b).
      -----------------

     "Disclosee" has the meaning given to such term in Section 5.11(a).
      ---------

     "Disclosing Party" has the meaning given to such term in Section 5.11(a).
      ----------------

     "Disclosure Schedule" has the meaning given to such term in Section 4.6(b).
      -------------------

     "Environmental Laws" means all Laws and Orders in effect at the time of the
      ------------------
applicable Closing, relating to the Hazardous Materials and/or protection of the environment from pollution or contamination.

     "Environmental Conditions" means, as to each Site, any conditions or
      ------------------------
circumstances, including without limitation, the presence of Hazardous Materials, that (i) require abatement or correction under the Environmental Laws, (ii) give rise to any civil or criminal Liability under any Environmental Law relating to the use or occupancy of any Site or (iii) constitute a public or private nuisance.

     "Excluded Sites" means any Site excluded from the Subleases pursuant to the
      --------------
terms of this Agreement.

     "Existing Leases" means, collectively, Existing Subleases under the BMI
      ---------------
Sublease and Existing Licenses under the BST Lease.

     "Existing Sites" means the Sites, the Towers and Improvements on which have
      --------------
been constructed and used by BMI, BST and the other Transferring Entities prior to the date hereof, as such Sites and Transferring Entities are listed in Annex A attached hereto, as may be amended from time to time. Existing Sites include BST Sites.

     "Existing Louisiana Sites" means fifty (50) cell tower sites whose
      ------------------------
development and construction was completed by Crown Communication Inc. pursuant to a letter agreement dated
June 23, 1998 between BellSouth Cellular Corporation and Crown Communication
Inc.

     "FAA" means the Federal Aviation Administration.
      ---

     "FCC" means the Federal Communications Commission.
      ---

     "Final Closing" has the meaning given to such term in Section 4.1(b).
      -------------

     "Final Closing Date" has the meaning given to such term in Section 4.1(b).
      ------------------

     "Forum" means any federal, national, state, local, municipal or foreign
      -----
court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

     "GAAP" means generally accepted accounting principles, consistently
      ----
applied.

     "Government" means any federal, state, territorial, county, municipal,
      ----------
local or other government or governmental agency or body or any other type of regulatory body, whether domestic or foreign, including without limitation the FCC and the FAA.

     "Governmental Permits" means any and all governmental approvals, permits,
      --------------------
licenses, registrations, certificates of occupancy, approvals and other governmental authorizations.

     "Ground Lease" has the meaning given to such term in the applicable
      ------------
Sublease.

     "Ground Lessor"  has the meaning given to such term in the applicable
      -------------
Sublease.

     "Ground Lessor Consent" has the meaning given to such term in Section
      ---------------------
3.7(a).

     "Ground Rent" has the meaning given to such term in the applicable
      -----------
Sublease.

     "Hazardous Materials" means and includes petroleum products, flammable
      -------------------
explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, or any hazardous, toxic or dangerous waste, substance or material defined as such or defined as a hazardous substance or any similar term, by, in or for the purposes of the Environmental Laws, including, without limitation Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980. The term Hazardous Materials excludes quantities of materials or substances maintained by the applicable Transferring Entity on or about any of its Sites (including Tower and Improvements thereon) in the ordinary course of business, so long as such materials are maintained in accordance with the applicable Environmental Laws.

     "HSR Act" has the meaning given to such term in Section 5.10(a).
      -------

     "Identified Employees" has the meaning given to such term in Section
      --------------------
5.13(a).

     "Improvements" has the meaning given to such term in the applicable
      ------------
Sublease.

     "Included Sites" means any Existing Sites and BTS Sites that become subject
      --------------
to one of the Subleases.

     "Indemnified Losses" means collectively, BMI Indemnified Losses and TowerCo
      ------------------
Indemnified Losses.

     "Indemnified Party" has the meaning given to such term in Section 12.4.
      -----------------

     "Indemnifying Party" has the meaning given to such term in Section 12.4.
      ------------------

     "Initial BMI Professional Services Agreement" means the Professional
      -------------------------------------------
Services Agreement dated as of April 16, 1999 between Crown Inc. and SE Technologies.

     "Initial Cash Consideration" has the meaning given to such term in Section
      --------------------------
3.2(a).

     "Initial Closing" has the meaning given to such term in Section 4.1(b).
      ---------------

     "Initial Closing Date" has the meaning given to such term in Section
      --------------------
4.1(b).

     "Initial Share Price" means $19.815, representing the Share Price
      -------------------
determined as of March 5, 1999.

     "Initial Stock Consideration" has the meaning given to such term in Section
      ---------------------------
3.2(a).

     "Inspection Services Agreement" has the meaning given to such term in
      -----------------------------
Section 4.5.

     "known," "to the best knowledge of," or words of similar import means, as
      ------   -------------------------
to each party hereto, the actual knowledge of any person who is part of the management of such party (and any person succeeding to any such position prior to the Final Closing but only to the extent they acquire actual knowledge).

     "Land" has the meaning given to such term in the applicable Sublease.
      ----

     "Laws" means all federal, state, county, municipal and other governmental
      ----
constitutions, statutes, ordinances, codes, regulations, resolutions, rules, requirements and directives and all decisions, judgments, writs, injunctions, orders, decrees or demands of courts, administrative bodies and other authorities construing any of the foregoing.

     "Leased Site" means any Site that is leased, subleased or licensed to
      -----------
TowerCo pursuant to one of the Subleases.

     "Leased Property" has the meaning given to such term in the BST Lease.
      ---------------

     "Liability" means any liability or obligation whether asserted or
      ---------
unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due.

     "Liens" means an interest or a claim by a Person other than BMI, BST, any
      -----
other Transferring Entity or their respective Affiliates, whether such interest or claim is based on the common law, statute, or contract, including, without limitation, liens, charges, claims, security interests, pledges, Mortgages, leases, licenses, conditional agreements, title retention agreements, preference, priority or other security agreements or preferential arrangements of any kind, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions and other title exceptions and encumbrances affecting all or any part of Land, the Tower and Improvements thereon.

     "Maintained Sites" means Sites which become subject to the Site Maintenance
      ----------------
Agreement contemporaneously with the execution of the Site Maintenance Agreement or at any time thereafter in accordance with the Site Maintenance Agreement.

     "Mark-up Amount" has the meaning given to such term in Section 3.5(c).
      --------------

     "Master License Agreements" has the meaning given to such term in the BST
      -------------------------
Lease.

     "Material Adverse Effect" means as to any Site, a material adverse effect
      -----------------------
on any Transferred Interest granted by the Transferring Entity in respect of such Site.

     "Maximum Indemnification" has the meaning given to such term in Section
      -----------------------
12.6(c).

     "Mortgages" means any recorded mortgage, deed to secure debt, deed of
      ---------
trust, trust deed or other conveyance of, or encumbrance against the Sites or the Transferred Interests as security for any debt.

     "Obligations" has the meaning given to such term in Section 5.15(a).
      -----------

     "Orders" means all applicable orders, writs, judgments, decrees, rulings,
      ------
consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

     "Owned Site"  means any Site that is owned by BMI, BST or any other
      ----------
Transferring Entity.

     "Parent Stock" has the meaning given to such term in Section 3.2(a).
      ------------

     "Person" means an individual, partnership, joint venture, limited liability
      ------
company, association, corporation, trust or any other legal entity.

     "Permitted Liens" means:  (i) statutory liens for current real or personal
      ---------------
property taxes not yet due and payable; (ii) worker's, carrier's and materialman's liens incurred in the ordinary course of business related to obligations not yet due and payable; (iii) easements, rights of way or similar grants of rights to a third party for access to or across any Site, including, without limitation, rights of way or similar rights granted to any utility or similar entity in connection with the provision of electric, telephone or similar services; (iv) Colocation Agreements; (v) Master License Agreements;
(vi) Existing Leases; (vii) liens that are immaterial in character, amount or extent, or that do not materially detract from the value and interfere in any material respect with the Permitted Use of any Site; (viii) restrictions and conditions due to zoning laws and regulations; and (ix) reservations, restrictions, limitations, conditions and other liens of public record.

     "Permitted Use" has the meaning given to such term in the applicable
      -------------
Sublease.

     "Prepaid Expenses" means any and all prepaid items, unbilled costs and
      ----------------
fees, and rents, revenues, payments, accounts, notes and other receivables under any service contracts, Existing Leases, Master License Agreements and Colocation Agreements as of the applicable Closing Date.

     "Qualifying Interest" means any possessory interest in real property held
      -------------------
by a Transferring Entity that is capable of being transferred to TowerCo as a Transferred Interest consistent with the terms of the Sublease in all material respects.

     "Real Estate Representation" means (i) any real estate representation or
      --------------------------
warranty made by BMI, BST or any other Transferring Entity in Sections 6.1 through 6.5, or (ii) a representation or warranty made by BMI or any other Transferring Entity in any of Sections 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12 or 6.13.

     "Registration Rights Agreement" means the Registration Rights Agreement of
      -----------------------------
even date herewith between BMI and Crown.

     "Reserved Space" has the meaning given to such term in the BMI Sublease.
      --------------

     "Returns" has the meaning given to such term in Section 6.9.
      -------

     "SEC" has the meaning given to such term in Section 5.7.
      ---

     "SEC Documents" has the meaning given to such term in Section 8.7.
      -------------

     "SET Agreement" means the Initial BMI Professional Services Agreement
      -------------
and/or the BST Professional Services Agreement, as applicable.

     "SE Technologies" means SE Technologies, Inc.
      ---------------

     "Share Price" means, as of any date of determination, the average of the
      -----------
closing prices without regard to volume (adjusted for stock splits, stock dividends or other reclassifications during the applicable time period), for shares of Parent Stock on the NASDAQ Stock Market as reported by the Wall Street Journal, for each of the thirty (30) consecutive trading days immediately preceding such date.

     "Site Maintenance Agreement" means the Site Maintenance Agreement to be
      --------------------------
entered into by and among Crown Network Systems, Inc. and the Transferring Entities, in substantially the form of Exhibit B attached hereto pursuant to
Section 4.2(b)(iv).

     "Sites" means all cell tower sites (other than Existing Louisiana Sites)
      -----
that are owned or leased by BMI, BST and the other Transferring Entities located, as to BMI or any other Transferring Entity (other than BST), within the Cellular Territory and, as to BST, within the Territory and that are now or hereafter subject to the Transaction Documents. Sites shall include Existing Sites, BTS Sites, Excluded Sites and Maintained Sites. The term "Sites" excludes (i) any and all cell tower sites that are owned or leased, directly or indirectly, by BellSouth Personal Communications, Inc. or BellSouth Carolinas PCS, L.P. and (ii) Existing Louisiana Sites.

     "Stock Consideration" means the Initial Stock Consideration pursuant to
      -------------------
Section 3.2 and any Additional Consideration payable in Parent Stock pursuant to
Section 3.4.

     "Stock Percentage" means a fraction (expressed as a percentage), the
      ----------------
numerator of which is the dollar value (based on the Initial Share Price) of the Initial Stock Consideration and the denominator of which is $600,000,000.

     "Subleases" means collectively the BMI Sublease and the BST Lease.
      ---------

     "Subleased Property" has the meaning given to such term in the BMI
      ------------------
Sublease.

     "Subsequent Share Price" has the meaning given to such term in Section
      ----------------------
3.5(c).

     "Survival Period" has the meaning given to such term in Section 12.8.
      ---------------

     "Taxes" means all taxes, duties, charges, fees, levies or other assessments
      -----
imposed by any taxing authority, whether domestic or foreign, including, without limitation, income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, capital gains, gross receipts, value-added, excise, withholding, personal property, real estate, sale, use, ad valorem, license, lease, service, severance, stamp, transfer, payroll, employment, customs, duties, alternative, estimated and franchisee taxes (including any interest, levies, charges, penalties or additions attributable to or imposed on or with respect to any such assessment).

     "Termination Fee" has the meaning given to such term in Section 13.1(b).
      ---------------

     "Territory" has the meaning given to such term in the Preamble.
      ---------

     "Tower" has the meaning given to such term in the applicable Sublease.
      -----

     "TowerCo Indemnified Losses" has the meaning set forth in Section 12.1(a).
      --------------------------

     "TowerCo Indemnitees" means TowerCo, its Affiliates, and the respective
      -------------------
directors, officers, employees, agents, subcontractors, advisors and consultants of TowerCo or its Affiliates (except BMI, any BMI Affiliate and any contractors, subcontractors, advisors and consultants of BMI).

     "TowerCo Shares" has the meaning given to such term in Section 7.2(a).
      --------------

     "Transferring Entities" means, collectively, BMI, BST and those legal
      ---------------------
entities including BMI Affiliates which (i) are signatories to this Agreement on the date hereof or (ii) join in the execution and delivery of this Agreement after the date hereof but prior to the Final Closing or (iii) become signatories to any Site Designation Supplement.

     "Transferred Interests" has the meaning given to such term in Section
      ---------------------
3.1(a).

     "Transaction Documents" means collectively this Agreement, the Subleases,
      ---------------------
the Build-to-Suit Agreement, the Site Maintenance Agreement, the Registration Rights Agreement and each of the other documents and agreements listed in Articles 4, 10 and 11.

     1.2  Other Capitalized Terms.  Any other capitalized terms used in this
          -----------------------
Agreement shall have the respective meanings given to them elsewhere in this Agreement.

                                   ARTICLE 2
                              AGREEMENT DOCUMENTS
                              --------------------

     This Agreement shall consist of the following documents, as amended from time to time as provided herein:

          (a)  this Agreement document;

          (b)  the following Exhibits:

               Exhibit A      Form of BST Lease
               Exhibit B      Form of Site Maintenance Agreement
               Exhibit C      Assignment And Assumption Agreement
               Exhibit D      Proration
               Exhibit E      Identified Employees

          (c) such additional documents as are incorporated by reference, including without limitation the Schedules attached hereto and each Disclosure Schedule provided by the Transferring Entities.

If any of the foregoing are inconsistent, this Agreement shall prevail over Exhibits and additional incorporated documents.

                                   ARTICLE 3
                         CONVEYANCE AND CONSIDERATION
                         ----------------------------

     3.1  Conveyance.  (a)  Subject to the terms and conditions of this
          ----------
Agreement, each Transferring Entity agrees to grant, convey and deliver to TowerCo, and TowerCo agrees to take and accept from such Transferring Entity, at the Closings, a leasehold, subleasehold interest, or other interest consistent with the terms of the Sublease, as applicable, in and to the Subleased Property and Leased Property of all of the Existing Sites and BTS Sites which the applicable Transferring Entity is not legally precluded from leasing or subleasing to TowerCo, as more particularly described in the Subleases and applicable Site Designation Supplements (collectively, the "Transferred Interests").

          (b) Notwithstanding anything to the contrary contained in Section 3.1(a), the Transferred Interests shall not include, without limitation, any of the following: (i) under the BMI Sublease, the Reserved Space of the Included Sites; (ii) under the BMI Sublease, BMI's or its Affiliate's Improvements on the Included Sites; (iii) any equipment or transmissions systems used for the remote monitoring of the Included Sites; (iv) any and all rights that accrue or will accrue to BMI, BST or any other Transferring Entity under the Transaction Documents, including, without limitation, the Consideration; (v) any and all rights retained by and/or granted to BMI, BST or any other Transferring Entity pursuant to the Transaction Documents; and (vi) the Excluded Sites.

     3.2  Consideration.  (a) Subject to the prorations and adjustments set
          -------------
forth in this Article 3, the aggregate consideration for the Transferred Interests (the "Consideration"), based on 1850 Existing Sites, shall be equal to the sum of (i) $430,000,000 in cash, subject to increase as provided in Section 3.2(b) (the "Initial Cash Consideration"), plus (ii) that aggregate number of
                                           ----
unregistered shares of CCIC Common Stock, $.01 par value per share ("Parent Stock"), equal to (A) $180,000,000, subject to decrease as provided in Section 3.2(b), divided by (B) the Initial Share Price (the "Initial Stock
        ------- --
Consideration").

          (b) CCIC will have the option, exercisable in its sole discretion, to increase the Initial Cash Consideration to up to $460,000,000 and decrease the Initial Stock Consideration to not less than $150,000,000 provided that the aggregate consideration must be not less than $610,000,000. CCIC must exercise the option prior to the Initial Closing, and the Stock Percentage and Cash Percentage shall be adjusted based on such exercise.

          (c) The Consideration shall be due and payable, at each Closing, as follows:

                    (i) at the Initial Closing, TowerCo shall pay $3,500,000 in cash to BST and $6,500,000 in cash to BMI;

                    (ii) TowerCo shall pay the applicable Transferring Entity
     (A) the Cash Percentage of $324,324.32 in cash and the Stock Percentage of such amount in Parent Stock, in each case multiplied by (B) the number of the
                                          ---------- --
     Included Sites being conveyed at such Closing, subject in the case of BST, to Section 3.2(f);

                    (iii) the cash portion of each payment under Section 3.2 or
     3.4 shall be made by wire transfer of immediately available funds through the Federal Reserve System to an account designated in writing by BMI; and

                    (iv) CCIC, TowerCo and each Transferring Entity other than BMI acknowledge and agree that BMI will have the right to allocate the Stock Consideration and Cash Allocation in its sole discretion among and between Transferring Entities, but in no event shall such allocation change the Cash Percentage or the Stock Percentage.

          (d) No fractional shares shall be issued as Stock Consideration, and an amount in cash (if any) shall be paid in lieu of any fractional part of a share otherwise resulting from the terms of this Section 3.2 equal to such fractional part of a share multiplied by the Initial Share Price.

          (e) Whenever in this Agreement any Stock Consideration is to be issued to any Transferring Entity other than BMI, such Stock Consideration at the election of BMI, may be evidenced by a certificate issued to BMI (or other BMI Affiliates designated by BMI in writing from time to time prior to the applicable Closing) for the benefit of such Transferring Entity, which certificate may at BMI's option also evidence Stock Consideration issued to BMI and/or any other Transferring Entities.

          (f) Notwithstanding the foregoing, the amount of Consideration payable to BST in respect of any BST Site listed in Schedule 3.2(f) (the "Sprint Constructed Sites") at the BST Closing or any other Closing in which a BST Site is included shall be reduced by the respective amount set forth in the column labeled "Total Rebate" minus the amount in the column labeled "Total Rebate SLAM Date to 6/30/99" opposite the applicable Sprint Constructed Site in Schedule 3.2(f) assuming a July 1, 1999 closing.

     3.3  Maintained Sites.  Subject to the right of a Transferring Entity to
          ----------------
defer the Closing of a Site until a later Closing under Section 4.6, if at any Closing a Transferring Entity is unable to deliver to TowerCo the Transferred Interest with respect to any Site as a result of such Transferring Entity's failure to satisfy any condition set forth in Section 11.5, TowerCo does not waive that condition, and such Site does not become a leased or a subleased Site pursuant to the applicable Sublease on or prior to the Final Closing, then for purposes of this Agreement, such Site shall at the Transferring Entity's option, to be exercised by such Transferring Entity's written notice to TowerCo on or prior to the applicable Closing, either (i) become an Excluded Site or (ii) become subject to the Site Maintenance Agreement in which case such Site shall become a Maintained Site under the Site Maintenance Agreement pursuant to the execution by the applicable Transferring Entity and TowerCo of one or more Addenda to the Site Maintenance Agreement; provided, however, that, if as of the
                                           --------  -------
applicable Closing the only unsatisfied and unwaived condition is the absence of any required consent of the Ground Lessor, such Site shall be deferred until such a consent is received; provided, further, that, if as
                           ---------  -------
of the Final Closing the parties have not obtained such consent, such Site shall be a Maintained Site or an Excluded Site, at the Transferring Entity's option as provided herein. For purposes of determining the Consideration pursuant to
Section 3.2, Sites that become Maintained Sites pursuant to this Section 3.3 or Excluded Sites pursuant to Section 4.6, 5.3 or 5.4 shall not constitute an Included Site. In no event shall the number of Sites made subject to the Site Maintenance Agreement at all Closings exceed 300 Sites in the aggregate, unless TowerCo otherwise consents. Any Sites that do not become Included Sites or Maintained Sites pursuant to the foregoing, shall constitute Excluded Sites.

     3.4  Increase in Consideration.  (a)  If the number of any Included Sites
          -------------------------
is greater than 1,850 but equal to or less than 2,100, TowerCo shall pay the applicable Transferring Entity as Additional Consideration, Cash Consideration in an amount equal to (i) $324,324.32 multiplied by (ii) the amount by which the
                                      ---------- --
number of the Included Sites exceeds 1,850. Such additional Cash Consideration shall be paid in cash on the applicable Closing Date.

          (b) If the number of Included Sites is greater than 2,100, TowerCo shall pay to the applicable Transferring Entity, as Additional Consideration, Stock Consideration (valued at the Initial Share Price) in an amount equal to
(i) $324,324.31 multiplied by (ii) the amount by which the number of Included
                ---------- --
Sites exceeds 2,100. Such additional Stock Consideration shall be delivered on the applicable Closing Date.

     3.5  Proration.  (a)  At each Closing, the following items shall be
          ---------
apportioned between the Transferring Entity and TowerCo: (i) federal, state, local or foreign Taxes (other than income taxes) payable with respect to the Transferred Interests of Included Sites; and (ii) the other items set forth in Exhibit D attached hereto. Such apportionments shall be made pro rata on a per diem basis as of each Closing Date so that all such Taxes and other payments attributable to the period prior to such Closing Date shall be for the account of the Transferring Entity, and all such Taxes and other payments attributable to the period from and after such Closing Date shall be for the account of TowerCo. Notwithstanding anything to the contrary in this Agreement, all up-front, bolt-on or attachment fees or payments and escrow amounts related to Existing Leases paid prior to the applicable Closing shall remain with the applicable Transferring Entity.

          (b) In the event that the amount of any item to be prorated is not determinable at the time of each Closing, such proration shall be made on the basis of the best available information, and the applicable Transferring Entity and TowerCo shall re-prorate such item promptly upon receipt of the applicable bills therefor and shall make between themselves any equitable adjustment required by reason of any difference between the estimated amount used as a basis for the proration at each Closing and the actual amount subject to proration. In the event any prorated item is due and payable at the time of a Closing, the same shall be paid at such Closing. If any prorated item is not paid at a Closing, and either party has identified that item at Closing as a properly prorated item, the applicable Transferring Entity shall deliver to TowerCo the bills therefor promptly upon receipt thereof and TowerCo shall be responsible for the payment of TowerCo's pro rata share in full thereof within the time fixed for payment thereof and before the same becomes delinquent, provided that TowerCo's obligation to make such payment before it has become delinquent is subject to TowerCo's having received the bill therefor in a sufficiently timely manner. In no event shall TowerCo be responsible for any prorated item about which TowerCo receives notice more than eighteen (18) months following the applicable Closing.

          (c) If the Share Price determined as of the first anniversary of the Final Closing (the "Subsequent Share Price") is less than the Initial Share Price, then CCIC shall immediately thereafter, at CCIC's option, either: (x) pay the Transferring Entities cash in an amount (the "Make-up Amount") equal to
(i) (a) the difference between the Initial Share Price and the Subsequent Share Price multiplied by (b) the number of shares of Parent Stock issued pursuant to the immediately preceding paragraph minus (ii) the gross proceeds to any
                                    -----
Transferring Entity from all sales of such Parent Stock prior to the first anniversary of the Final Closing; or (y) issue to BMI and BST that number of shares of Parent Stock equal to the Make-up Amount divided by the Subsequent Share Price; in each case not to exceed $50 million in cash or $75 million in Parent Stock. If CCIC elects to so issue Parent Stock, any such Parent Stock shall be subject to the Registration Rights Agreement.

     3.6  Existing Louisiana Sites.  On or prior to the Closing for the
          ------------------------
Louisiana market, BMI shall cause the Existing Louisiana Sites to become subject to the BMI Sublease, pursuant to the execution by the applicable parties of a Site Designation Supplement for each such Existing Louisiana Site, without payment by TowerCo of any consideration to BMI or any obligation of any BMI Affiliate to pay CCIC, TowerCo or any Affiliate of CCIC (or any Person claiming by or through any such Affiliate) of any consideration or any cost, fee, expense or other amount.

     3.7  Consents Under Ground Leases.
          ----------------------------

          (a) Notwithstanding anything to the contrary in this Agreement, if the Ground Lessor with respect to any particular Site refuses to give its consent to BMI's or BST's subleasing of such Site to TowerCo and TowerCo's subsequent subleasing of portions of such Site to third parties (each, a "Ground Lessor Consent"), all pursuant to the applicable Sublease, then BMI or BST may, in its sole discretion, offer to such Ground Lessor, as an inducement to give such consent, an increase in the Ground Rent. If the proposed increase of the Ground Rent as to any Site is equal to or less than 25% of the then current Ground Rent (which then current Ground Rent is based on all then recurring monthly payments, it being understood that after the Ground Rent is increased, all future adjustments in the nature of annual or other recurring increases and/or existing revenue sharing arrangements shall apply to such increased Ground Rent) and such offer is accepted by the applicable Ground Lessor, then BMI or BST, as applicable, shall give CCIC written notice of such increase promptly thereafter and CCIC shall accept such Site and such Site shall become subject to the applicable Sublease. If the applicable Ground Lessor will agree to grant its consent to BMI's or BST's sublease of the Site to TowerCo and TowerCo's subsequent sublease of portions of the Site to third parties only if BMI or BST, as applicable, is willing to increase the Ground Rent under the applicable Ground Lease by more than twenty-five percent (25%) of the then current Ground Rent (which then current Ground Rent is based on all then recurring monthly payments, it being understood that after the Ground Rent is increased, all future adjustments in the nature of annual or other recurring increases and/or existing revenue sharing arrangements shall apply to such increased Ground Rent), then TowerCo will have (i) the right to participate in any subsequent discussions with the applicable Ground Lessor regarding the obtaining of its consent and (ii) an option, exercisable within ten (10) days of receipt of notice from BMI or BST as applicable, to cause such Site not to become subject to the applicable Sublease, in which event such Site shall constitute a Maintained Site.

          (b) If the parties are unable to obtain any Ground Lessor Consent by the applicable Closing, the parties shall continue using commercially reasonable efforts to obtain such Ground Lessor Consent in accordance with Section 3.7(a); provided, that if the parties subsequently obtain such Ground Lessor Consent as to any Site, the Closing for such Site shall take place at the Closing next succeeding the date on which such Ground Lessor Consent is obtained, or, if the Final Closing has occurred, within six (6) months after the Final Closing at a time agreed by the parties; provided further, no Closings for such Sites shall occur after the expiration of such six (6) month period, unless the parties otherwise agree.

          (c)  In pursuing any Ground Lessor Consent for any Site pursuant to
Section 3.7(a), BMI may not offer to the Ground Lessor any right to share in revenues received by TowerCo from such Site unless the maximum amount of shared revenues would not exceed twenty-five percent (25%) of the then-current Ground Rent for such Site.

                                   ARTICLE 4
                                   CLOSINGS
                                   --------

     4.1  Closings.  (a)  Subject to prior termination of this Agreement by BMI
          --------
pursuant to Article 14, the consummation of the transfer and conveyance of the Transferred Interests and other transactions contemplated by this Agreement shall occur in multiple closings (individually, a "Closing", and collectively, the "Closings"), and each such Closing shall take place at the offices of Kilpatrick Stockton LLP, Suite 2800, 1100 Peachtree Street, Atlanta, Georgia 30309-4530, at such times and on such dates (each, the "Closing Date"), as specified in the closing schedule set forth in Schedule 4.1 attached hereto, as modified pursuant to the terms hereof (the "Closing Schedule").

          (b) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that each Closing shall be subject to the provisions of Articles 10 and 11 of this Agreement and shall take place after all the conditions set forth in such Articles 10 and 11 have been satisfied or waived. The parties further acknowledge that the initial Closing (the "Initial Closing") shall take place on June 1, 1999, or on such other date as the parties may agree (the "Initial Closing Date"), and thereafter each Closing shall take place as provided in the Closing Schedule; provided, however, that in no event
                                           --------  -------
shall the final Closing (the "Final Closing") occur later than on the last day of the calendar month which is ten (10) calendar months after the calendar month of the Initial Closing (the "Final Closing Date").

          (c) The parties shall use commercially reasonable efforts to include in each Closing at least two hundred fifty (250) Sites, whether as an Included Site, Excluded Site or Maintained Site, including, without limitation, any Sites deferred pursuant to Section 3.3 or 4.6 from the previous Closings.

     4.2  Transactions and Documents at the Closings.  (a)  At each Closing:
          ------------------------------------------

               (i) TowerCo shall pay the applicable pro-rata Cash Consideration and Stock Consideration in respect of all of the Transferred Interests being conveyed at such Closing;

               (ii) Each of CCIC and TowerCo shall execute and deliver to the applicable Transferring Entity any and all documents and instruments relating to the acceptance of the Transferred Interest of each of its Included Sites, including, without limitation, (A) Site Designation Supplements with respect to Transferred Interests of the Included Sites being conveyed at such Closing, (B) an assignment and assumption agreement in substantially the form attached hereto as Exhibit C (each, an "Assignment and Assumption Agreement") relating to the assignment of the Existing Leases affecting the Included Sites subject to such Closing; (C) if required, an Addendum to the Site Maintenance Agreement reflecting any additions of Sites to the Maintained Sites pursuant to Section 3.3 and any additional Transferring Entities; and (E) such other documents, certificates, agreements and other papers as set forth in Article 10 or may be necessary or convenient to effectuate the consummation of the transactions contemplated by this Agreement and other Transaction Documents, and its purposes and intent.

               (iii) Each Transferring Entity shall execute and deliver to TowerCo any and all documents and instruments relating to the transfer of the Transferred Interest of each Included Site, including, without limitation, (A) all consents, authorizations and approvals in respect of the Included Sites that are necessary for the consummation of each Closing, including any and all required consents of Ground Lessors and Governmental Permits; (B) the Assignment and Assumption Agreement relating to assignment of the Existing Leases affecting the Included Sites subject to such Closing; (C) Site Designation Supplements with respect to the Transferred Interests of Included Sites being conveyed at such Closing; (D) if required, one or more Addenda to the Site Maintenance Agreement reflecting any additions of Sites to the Maintained Sites pursuant to Section 3.3; (E) a receipt for the Consideration delivered to it at such Closing; and (F) such other documents, certificates, agreements and other papers as set forth in Article 11 or may be necessary or convenient to effectuate the consummation of the transactions contemplated by this Agreement and other Transaction Documents, and its purposes and intent.

          (b)  In addition to and not in limitation of Section 4.2(a):

               (i) At the Initial Closing, TowerCo, CCIC and BMI (for itself and on behalf of the other Transferring Entities) shall execute and deliver the BMI Sublease;

               (ii) On or prior to the BST Closing, TowerCo, CCIC and BST shall execute and deliver the BST Lease;

               (iii) At the Initial Closing, TowerCo, CCIC and BMI (for itself and on behalf of the other Transferring Entities) shall execute and deliver the Build-to-Suit Agreement;

               (iv) On or prior to the first Closing at which any Site of an Applicable Transferring Entity becomes a Maintained Site, TowerCo, BMI and the Applicable Transferring Entities shall execute and deliver the Site Maintenance Agreement; and

               (v) At the Initial Closing, CCIC, BMI (for itself and on behalf of the other Transferring Entities) and BST shall execute and deliver the Registration Rights Agreement.

     4.3  Costs of Closing.  Except as otherwise provided in the Transaction
          ----------------
Documents, the applicable Transferring Entity shall be responsible for and pay any and all transfer taxes and routine closing costs and expenses, including, without limitation, (i) any transfer Tax payable on the transfer, if any, and
(ii) all recording costs relating to any title clearance matters, if any, it being understood and agreed that such recording costs shall not include recording costs for which CCIC is responsible under Section 5.12(c). Notwithstanding anything to the contrary contained herein, (i) any fees, costs and expenses incurred by or on behalf of TowerCo for the services ordered or requested by TowerCo for which such Transferring Entity is not liable under the Transaction Documents shall be the responsibility of and shall be paid for by TowerCo and (ii) any fees, costs and expenses incurred by or on behalf of any Transferring Entity for services ordered or requested by such Transferring Entity for which such Transferring Entity is expressly liable under the Transaction Documents shall be the responsibility of and shall be paid for by such Transferring Entity.

     4.4  Further Assurances; Corrections.  (a)  At each Closing, and from time
          -------------------------------
to time thereafter, each Transferring Entity shall do all such additional and further acts, and shall execute and deliver all such additional and further instruments, certificates and documents, as TowerCo may reasonably require fully to vest in and assure to TowerCo full right, title and interest in and to the Transferred Interests to the full extent contemplated by this Agreement and otherwise to effectuate the consummation of the transactions contemplated by this Agreement. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

     (b) If in the review of any Site Designation Supplement either party identifies any corrections that in either party's judgment necessitate further revisions to Exhibit B, C or D to such Site Designation Supplement, the parties may at either party's request effect the correction by SE Technologies of such Exhibit B, C or D, and defer the recordation of such Site Designation Supplement until such revisions are made, for up to thirty (30) days.

     (c) In addition, with respect to the Included Sites, the parties shall have the right to review and make corrections, if necessary, to any and all exhibits to the Site Designation Supplements applicable to such Included Sites after the applicable Closing. After making any such corrections, TowerCo shall re-record any such Site Designation Supplements to reflect such corrections, if requested by the applicable Transferring Entity.

     (d) If after any Closing any party discovers that the name of the Transferring Entity as set forth in any Site Designation Supplement is incorrect, the applicable Transferring Entity shall re-execute such Site Designation Supplement in such a manner as to correct such name, and TowerCo shall re-record such Site Designation Supplement, unless the parties agree that such re-recordation is not necessary. The foregoing obligation shall survive the Closing in respect of which such Site Designation Supplement was executed for a period of six (6) months.

     (e) The Transferring Entity shall have the right, at its sole expense, to cause any amendment to the Site Designation Supplement to be recorded. In addition, the parties shall cooperate with each other to cause changes to be made in the documentation for any Site, and in the Site Designation Supplement for such Site, if such changes are requested by the Transferring Entity to evidence any permitted changes in the Reserved Space or Transferred Interest respecting such Site, including without limitation changes in such Transferring Entity's antennas or other parts of its Communications Facility at such Site. Such obligation shall survive any Closing without limitation.

     4.5  Field Inspection.  Prior to the applicable Closing Date, CCIC shall,
          ----------------
or shall cause SE Technologies or another agent satisfactory to CCIC and BMI, as to the Initial BMI Professional Services Agreement or BST as to the BST Professional Services Agreement to conduct, pursuant to the SET Agreement or another agreement on substantially the same terms and conditions, or otherwise in form and substance satisfactory to BMI and BST and to which BMI or BST is a party or an intended third party beneficiary (each, an "Inspection Services Agreement"), collect the data relating to the Existing Sites, adequately describe such Existing Sites and prepare Exhibits B, C and D for all Site Designation Supplements relating to such Existing Sites, all in accordance with the terms thereof. CCIC shall be responsible for the timely performance by such agent of such field inspection and shall pay all the fees and expenses of such agent. BMI and BST shall cooperate with CCIC to coordinate such field inspection. CCIC shall, or shall cause such agent to, make such changes in its documentation as may be requested by the applicable Transferring Entity to effect any correction, whether before or after the applicable Closing. Such obligation shall survive the applicable Closing until six (6) months after the Final Closing. The Inspection Services Agreement will provide, among other things, that any time, as provided therein, BMI or BST as applicable, may (i) make corrections to Exhibits B, C and D to the Site Designation Supplements after the applicable Closing Date, as provided therein and (ii) if such agent does not perform in accordance with the requirements of the Inspection Services Agreement, exercise sole authority over the agent, whereupon the agent will follow BMI's or BST's, as applicable, directions and not CCIC's directions; provided, that BMI and BST under the respective Inspection Service Agreement
--------
thereafter will be responsible for the payment of the fees and expenses of such agent incurred in connection with such agent's compliance with BMI's or BST's, as applicable directions. The parties agree that, as between the parties, the description of Existing Sites shall be sufficient to adequately describe the Transferred Interests, and agree to cause such agent to make changes and corrections requested by a party consistent with that objective. In addition, where any discrepancy in Exhibits B, C or D requires verification in the field, including without limitation verification as to the number of antennas, height of antennas, location of antennas or location of antenna mounting hardware, the parties shall provide adequate resources and personnel to resolve such discrepancy within thirty (30) days after the applicable Closing.

     4.6  Deferral of Closings; Updating of Representations.  (a) Each
          --------------------------------------------------
Transferring Entity will have the right to defer the Closing as to any Site to a later Closing by virtue of (i) the failure of such Site to satisfy any condition to the obligations of CCIC or TowerCo respecting such Site (including without limitation the failure to obtain any Ground Lessor Consent, as contemplated by
Section 3.7) or (ii) the breach by the applicable Transferring Entity of any Real Estate Representation as to such Site. If, by the Final Closing, the applicable Transferring Entity fails, after the exercise of reasonable efforts, to cause any such unsatisfied (and unwaived) condition to be satisfied or to cure any such (unwaived) breach of a Real Estate Representation, such Site shall constitute an Excluded Site or Maintained Site pursuant to and as provided in
Section 3.3. CCIC shall notify BMI or BST prior to the applicable Closing of any Site that it believes does not satisfy any condition in this Agreement to its obligations to acquire the Transferred Interest in such Site, including without limitation by virtue of a breach of a Real Estate Representation as to such Site. The applicable Transferring Entity will have the right to cure any such breach of a representation, warranty or covenant and/or remedy such condition, and defer the Closing of such Site to facilitate such cure, as provided above.

          (b) As soon as reasonably practicable prior to the date scheduled for any Closing in the Closing Schedule, the applicable Transferring Entity shall disclose in writing any material information, known to such Transferring Entity without additional inquiry, that is required to (x) be provided pursuant to any representation or warranty made by a Transferring Entity pursuant to Article 6 or (y) cause any Real Estate Representation with respect to any Existing Site to be true and correct in all material respects and would modify, amend or supplement such Real Estate Representation, including without limitation: (i) to set forth exceptions to any such representations and warranties, where such exceptions were not theretofore set forth in this Agreement or any Schedule hereto, or (ii) to reflect any lease, sublease or license that becomes an Existing Lease entered into after the date of this Agreement in the ordinary course of business consistent with past practices and matters related thereto. The applicable Transferring Entity shall provide any such disclosure that relates to such Transferring Entity and does not constitute a Real Estate Representation prior to the first Closing in which any Sites of such Transferring Entity is included. Any such disclosure shall be deemed to create and constitute a portion of, and all such disclosures together shall be, the "Disclosure Schedule". Any Existing Site in respect of which the applicable Transferring Entity makes any disclosure pursuant to this Section 4.6(b) may, at CCIC's option, be deferred to a later Closing Date pursuant to Section 4.6(a), where the matters so described would have a Material Adverse Effect on such Existing Site. The sole remedy of CCIC and TowerCo in respect of any such disclosure as to any Site shall be to cause such Site to be a Maintained Site pursuant to Section 3.3 or, at the applicable Transferring Entity's option pursuant to Section 4.6, to be an Excluded Site hereunder or to defer the Closing for such Site to a later Closing Date.

     4.7  Re-Recordation.  Whenever in this Agreement either party is required
          --------------
or has the right to record or re-record any document, including without limitation any Site Designation Supplement, Ground Lease or a memorandum thereof, TowerCo shall, or shall cause the agent effecting such recordation to, deliver a copy of the document to the other party promptly after receipt thereof, and in any event contemporaneously with its first delivery thereof to the recording party.

     4.8  Title Searches.  For each Closing following the Initial Closing,
          --------------
TowerCo shall cause (i) a national title insurance company with licensed agents in each part of the Territory to cause a full title search to be undertaken as to each Site in such part of the Territory and (ii) to deliver copies of such title search to BMI not less than ten (10) days prior to the date scheduled for such Closing in the Closing Schedule, and in any event contemporaneously with the delivery of such searches to any Crown Affiliate or agent of any Crown Affiliate. Each Transferring Entity whose Sites are covered by the foregoing obligation shall provide access to any documents reasonably available to it, to the extent necessary to facilitate such title search.

                                   ARTICLE 5
                             ADDITIONAL AGREEMENTS
                             ---------------------

     5.1  Expenses. (a)  Except as otherwise provided herein, all expenses
          --------
incurred by TowerCo in connection with the negotiations among the parties, and the authorization, preparation, execution and performance of the Transaction Documents and the transactions contemplated hereby shall be paid by TowerCo.

          (b) Except as otherwise provided herein, all expenses incurred by CCIC in connection with the negotiations among the parties, and the authorization, preparation, execution and performance of the Transaction Documents and the transactions contemplated hereby shall be paid by CCIC.

          (c) Except as otherwise provided herein, all expenses incurred by BMI, BST and the other Transferring Entities in connection with the negotiations among the parties, and the authorization, preparation, execution and performance of the Transaction Documents and the transactions contemplated hereby shall be paid by BMI, BST or such other Transferring Entity; provided that BMI may allocate a pro rata portion of fees, costs and expenses that are not specific to BMI's Sites to the other Transferring Entities, based on its percentage of all Included Sites.

     5.2  Brokers.  Each Transferring Entity hereby represents and warrants to
          -------
TowerCo that no broker or finder has acted on its behalf in connection with this Agreement or the transactions contemplated herein and agrees to indemnify TowerCo Indemnitees from and against any and all claims or demands for commissions or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of BMI. CCIC and TowerCo, jointly and severally, hereby represent and warrant to each Transferring Entity that no broker or finder has acted on their behalf or on behalf of any of them in connection with this Agreement or the transactions contemplated herein and each of them agrees, jointly and severally, to indemnify BMI Indemnitees from and against any and all claims or demands for commissions or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of the CCIC and TowerCo.

     5.3  Risk of Loss and Insurance.  Between the date of this Agreement and
          --------------------------
each Closing, the risks and obligations of ownership and loss of the Transferred Interests with respect to the Sites subject to such Closing and the correlative rights against insurance carriers and third parties shall belong to the applicable Transferring Entity. In the event of the damage or destruction of all or a substantial portion of the Transferred Interests prior to any Closing, the affected Sites shall become Excluded Sites and the Consideration shall be reduced in accordance with Section 3.3, unless the parties agree to the contrary, provided that such reduction shall first be a reduction only of the Stock Consideration, unless and to the extent Transferring Entities no longer hold any Stock Consideration.

     5.4  Condemnation.  In the event of the taking of any part of the
          ------------
Transferred Interest of any Site, or any interest therein, by eminent domain proceedings, or the commencement or bona fide threat of the commencement of any
                                    ---- ----
such proceedings, prior to any Closing, the affected Sites shall become Excluded Sites and the Consideration shall be reduced in accordance with Section 3.3, unless the parties agree to the contrary, provided that such reduction shall first be a reduction only of the Stock Consideration, unless and to the extent Transferring Entities no longer hold any Stock Consideration.

     5.5  Publicity.  Except as required by applicable Laws or any applicable
          ---------
stock exchange rules, all press releases and other public announcements with respect to the subject matter hereof, including the time, form and content of such release or announcement, shall be made only with the mutual written agreement of TowerCo and BMI; provided, however, that any disclosure required to
                              --------  -------
be made under applicable Law or any applicable stock exchange rules may be made only if a party required to make such disclosure has determined in good faith that it is necessary to do so and has used its reasonable best efforts, prior to the issuance of the disclosure, to provide the other parties with a copy of the proposed disclosure and to discuss the proposed disclosure with the other parties.

     5.6  TowerCo's Access and Inspection.  BMI, BST and the other Transferring
          -------------------------------
Entities shall provide TowerCo and its authorized representatives (i) reports as to the Sites in electronic form, to the extent reasonably available and (ii) reasonable access during normal business hours from and after the date hereof until the Final Closing to the books and records of BMI, BST or such Transferring Entity, as applicable, relating to the Transferred Interests and for physical inspection of the Transferred Interest, for the purpose of making such investigation as TowerCo may reasonably desire, and each such party shall reasonably promptly furnish TowerCo such information concerning the Transferred Interests as TowerCo may reasonably request. BMI shall reasonably assist TowerCo in making such investigation and shall cause BMI's counsel, accountants, consultants and other non-employee representatives to be reasonably available to TowerCo for such purposes.

     5.7  Parent's Public Documents and Access to Information.  CCIC agrees to
          ---------------------------------------------------
provide to BMI a true, correct and complete copy of each document filed with the Securities and Exchange Commission ("SEC") between the date of this Agreement and the date of each Closing (other than preliminary registration and proxy statements and registration statements on Form S-8) ("Current SEC Documents"). CCIC will also provide BMI with opportunities to become familiar with the business, financial condition, management, prospects and operations of CCIC, including reasonable opportunities to ask questions of, receive answers from and obtain information regarding CCIC and its business which is material to the subject matter of this Agreement.

     5.8  Parent Stock.  There shall be placed on all certificates representing
          ------------
shares of Parent Stock issued to BMI as Stock Consideration pursuant to this Agreement appropriate restrictive legends referencing the restrictions imposed by applicable Securities Laws, which legend shall expressly provide that such legend will be of no further effect on the second anniversary of the date of issuance of such shares (except as may be required by virtue of changes in applicable law). CCIC shall cause such legend to be removed upon request of the applicable Transferring Entity pursuant to and as provided in Rule 144 of the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained herein, the Parent Stock issued as the Stock Consideration shall be subject to a registration rights agreement executed and delivered by CCIC to BMI at the Initial Closing (the "Registration Rights Agreement").

     5.9  Cooperation.  The parties shall cooperate fully with each other and
          -----------
with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations hereunder, and all parties shall use commercially reasonable efforts to consummate the transactions contemplated herein and to fulfill their obligations hereunder, including, without limitation, causing to be fulfilled at the earliest practical date the conditions precedent to the obligations of the parties to consummate the transactions contemplated hereby set forth in Articles 10 and 11. Without the prior written consent of the other parties, no party hereto may take any intentional action that would cause the conditions precedent to the obligations of the parties hereto to effect the transactions contemplated hereby not to be fulfilled, including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by such party herein not to be true, correct and complete as of each Closing.

     5.10 Governmental Filings.  (a) The parties shall make, or cause to be
          --------------------
made, all filings and submissions required to be made to any Government in connection with the transactions contemplated by this Agreement, provided however that the parties acknowledge and agree that no filings or submissions are required under the Hard-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

          (b) Each party hereto agrees to use commercially reasonable efforts to comply with all legal requirements which may be imposed on such party with respect to the transactions contemplated by the Transaction Documents and to obtain all consents, orders and approvals that may be or become necessary for the consummation of the transactions contemplated by the Transaction Documents and each party shall furnish to the other parties such necessary information and reasonable assistance as other parties may reasonably request in connection with the preparation of necessary filings or submissions to any governmental or other regulatory agency in promptly seeking to obtain all such consents, orders and approvals.

     5.11 Confidentiality.  (a) The parties acknowledge and agree that in the
          ---------------
course of their discussions and negotiations of the Transaction Documents and the transactions contemplated herein, a party hereto (the "Disclosing Party") may already have disclosed or may hereafter disclose Confidential Information (as defined below) to one or more of the other parties hereto (each, a "Disclosee"). Each party agrees that if the transactions contemplated herein are not consummated, it will return to the Disclosing Party all documents and other written information furnished to it. Each party further agrees to maintain the confidentiality of any and all Confidential Information of a Disclosing Party and not disclose or give any Confidential Information to any Person or use such Confidential Information, provided, however, that the
                                             --------  -------
foregoing obligations will not apply to: (i) any information which was lawfully known by the Disclosee free of any obligation of confidentiality to any Person prior to its disclosure by the Disclosing Party; (ii) any information which was in the public domain prior to the disclosure thereof; (iii) any information which comes into the public domain through no fault of the Disclosee; (iv) any information which is disclosed to the Disclosee by a third party, other than an Affiliate, having the legal right to make such disclosure; (v) any information which is required to be disclosed by Order of any Forum or as required by Law, or (vi) TowerCo's disclosure of Confidential Information to third parties if reasonably related to TowerCo's Permitted Use of the Sites as contemplated in the Transaction Documents. Without limiting the generality of the foregoing, each party agrees that, when acting as a Disclosee, it will (a) restrict the disclosure of the Confidential Information of the Disclosing Party to those employees of Disclosee who require such information for the purposes contemplated hereunder, (b) notify all of its employees to whom Confidential Information of the Disclosing party is disclosed not to use or disclose such Confidential Information in violation of this Agreement, (c) prevent use or disclosure by its employees of the Confidential Information of the Disclosing Party, except as provided herein, and (d) promptly inform the Disclosing Party of any use or disclosure of the Confidential Information of the Disclosing Party, whether intentional or not, which violates the provisions of this section and of which Disclosee has any knowledge.

          (b) For purposes of this Section 5.11, "Confidential Information" means any and all technical, business, and other information which is (i) possessed or hereafter acquired by a Disclosing Party and (ii) derives economic value, actual or potential, from not being generally known to Persons other than the Disclosing Party, including, without limitation, technical or nontechnical data, compositions, devices, methods, techniques, drawings, inventions, processes, financial data, financial plans, lists of actual or potential customers or suppliers, information regarding the business plans and operations of the Disclosing Party, and the existence of discussions and negotiations between the parties hereto relating to the terms hereof; provided, however, it does not include confidential business information that does not constitute a trade secret under applicable law after the first
(1st) anniversary of the date hereof. The provisions of this Section 5.11 shall survive any termination of this Agreement for any reason and shall remain in full force and effect from and after the Initial Closing Date so long as the Sublease and the Site Maintenance Agreement remain in full force and effect.

          (c) Each of CCIC and TowerCo acknowledges and agrees that the databases respecting the Sites maintained on behalf of BMI are owned by BMI and constitute trade secrets of BMI. Any data from such databases that BMI provides to CCIC may be used by CCIC in accordance with the terms of this Agreement, including without limitation Section 5.11.

     5.12 Real Estate Matters.  (a)  Prior to the applicable Closing, CCIC shall
          -------------------
notify BMI and BST if the Ground Lease or a memorandum thereof has not been recorded for any Site. TowerCo shall use its commercially reasonable efforts to effect such recordation, at its sole cost and expense, except where prohibited by Law or the terms of the applicable Ground Lease. The applicable Transferring Entity shall execute documents reasonably requested by CCIC to effect such recordation, and shall cooperate with TowerCo in pursuing such recordation.

          (b) If notwithstanding the foregoing efforts, TowerCo is unable to record any theretofore unrecorded Ground Lease or memorandum thereof in respect of any Site, then TowerCo shall nonetheless use reasonable efforts to cause the Site Designation Supplement for such Site to be duly recorded, including on the face of the applicable Site Designation Supplement a cross reference to the applicable deed and its recording information, submitting the Site Designation Supplement for recordation (which Site Designation Supplement shall include a copy of the applicable Ground Lease or a memorandum thereof), requesting that the clerk of the applicable jurisdiction cross-index the Site Designation Supplement to the grantor-grantee index and otherwise using reasonable efforts to effect such recordation; provided, however, that nothing contained in this
                            -------- --------
Section 5.12 (including any failure of TowerCo to record any Ground Lease or a memorandum thereof or a Site Designation Supplement in the absence of such recordation) shall constitute a condition precedent to CCIC's or TowerCo's obligation to close the transactions contemplated by this Agreement with respect to such Site or otherwise release CCIC or TowerCo from the obligation to treat such Site as an Included Site at the applicable Closing.

          (c) The applicable Transferring Entity and, after the applicable Closing, TowerCo shall each have the right to place, each at its sole cost and expense, accurate signage on each Site to put third parties on notice of its interest in such Site, subject to compliance with applicable Laws.

          (d) Notwithstanding anything to the contrary contained herein, if TowerCo is unable to record any unrecorded Ground Lease or memorandum thereof in respect of any Site, record a Site Designation Supplement as aforesaid or otherwise to protect the applicable Transferring Entity's interest in such Site and at any time thereafter the applicable Transferring Entity loses its interest under the Ground Lease by virtue of a foreclosure of a prior Mortgage on the fee interest of such Site, TowerCo will have no claim against BMI or the Transferring Entity in respect thereof, but if such Transferring Entity desires to locate another Tower in the same general area, TowerCo will have the right to build the Tower for such Transferring Entity pursuant to the Build to Suit Agreement, and such Tower shall become subject to the applicable Sublease. No such Tower will constitute a Qualifying Site, as defined in the Build to Suit Agreement.

          (e) Following the applicable Closing, TowerCo and each Transferring Entity whose Sites were the subject of a Site Designation Supplement and whose Ground Lease or memorandum was not recorded, shall continue reasonable efforts to cause the Ground Lease or a memorandum thereof to be recorded. Such obligation shall expire on the first anniversary of the Final Closing. If any such Ground Lease or a memorandum is thereafter recorded in respect of any Site, the parties shall re-record the Site Designation Supplement for such Site.

          (f) Each Site Designation Supplement shall be in recordable form. CCIC shall be responsible for effecting the recordation of all Site Designation Supplements, unless prohibited by Law or by the applicable Ground Lease, and CCIC shall bear all costs and expenses incurred in connection therewith. Promptly after effecting such recordation, CCIC shall give the applicable Transferring Entity written confirmation of such recordation and copies of the recorded documents.

     5.13 TowerCo's Employees.  (a) The parties have agreed that the employees
          -------------------
of BMI listed in Exhibit E are the employees whose services are desired in order for TowerCo to successfully comply with the obligations imposed on TowerCo by the Transaction Documents (the "Identified Employees"). Subject to this Section 5.13, except as set forth in Exhibit E, prior to the Initial Closing TowerCo shall offer employment to the Identified Employees. Once an offer is made, BMI shall not interfere with or dissuade any such Identified Employee from accepting such offer.

          (b) Notwithstanding anything to the contrary contained herein, CCIC shall have the right to interview any Identified Employee to determine if such Identified Employee possesses qualifications or experience necessary to perform the duties and obligations required for the applicable position. If CCIC determines, in good faith, that any Identified Employee lacks necessary qualifications or experience, then CCIC and TowerCo shall have the right not to offer employment to such Identified Employee.

          (c) Notwithstanding anything to the contrary contained herein, no employee listed on Schedule 5.13(c) shall be an Identified Employee subject to the provision of this Section 5.13.

          (d) If and to the extent permitted by applicable law without disqualification to CCIC's benefit plans, CCIC shall treat such employees for benefit plan purposes in the same manner as it treats its own similarly situated employees. CCIC shall use reasonable best efforts to offer salary to each such employee at a salary at least comparable to the salary he or she receives as of the Initial Closing, and shall offer any employee whose salary does not exceed 110% of the maximum salary associated with his or her CCIC pay grade, their current salary. If and to the extent permitted by applicable law without disqualification to CCIC's benefit plans, CCIC shall give service credit to any such employee for his or her years of service with BMI for purposes of participation in benefit plans and determining benefit levels, including vacation.

     5.14 Update of Information.  At all times prior to the Final Closing,
          ---------------------
TowerCo and CCIC shall promptly provide BMI and BST, and BMI and BST, subject to
Section 4.6(b), shall promptly provide CCIC with written notification of any material fact, event, occurrence or other information of any kind whatsoever which affects, or may affect, the truthfulness, correctness or completeness of any representation, warranty, covenant or agreement made in this Agreement, any other Transaction Document or any document, agreement, instrument, certificate or writing furnished to any party or its respective Affiliates pursuant to or in connection with this Agreement, or which affects or may affect the continued truthfulness, correctness or completeness of any thereof through the date of the Final Closing. Each such written notification shall specifically identify all representations, warranties, covenants and agreements affected by the fact, event, occurrence or information that necessitated the giving of the notice; provided, that, except as set forth in Section 4.6(b), no such notification of
--------
any material fact, event, occurrence or other information shall be deemed to modify, amend or supplement any such representation, warranty, covenant and agreement.

     5.15 CCIC's Guaranty.  (a)  CCIC unconditionally guarantees to BMI, BST and
          ---------------
the other Transferring Entities the full and timely performance and observance of all of the terms, provisions, covenants and obligations of TowerCo under this Agreement and other Transaction Documents and any Affiliate of TowerCo under any Transaction Documents (the "Obligations"). CCIC agrees that if TowerCo or TowerCo's Affiliate defaults at any time in the performance of any of the Obligations, CCIC shall faithfully perform and fulfill all Obligations and shall pay to BMI all reasonable attorneys' fees, court costs, and other expenses, costs and disbursements incurred by BMI on account of any default by TowerCo or TowerCo's Affiliate and on account of the enforcement of this guaranty.

          (b) If TowerCo or TowerCo's Affiliate defaults under this Agreement or any Transaction Documents, and BMI elects (on its own behalf and on behalf of the other Transferring Entities) to enforce the provisions of this Section 5.15, BMI shall promptly give CCIC reasonably detailed written notice thereof, which notice shall constitute an exercise of BMI's rights against CCIC pursuant to this Section 5.15. Following the receipt of such notice by CCIC, CCIC shall have the same period of time as is afforded to TowerCo or TowerCo's Affiliate under this Agreement or any Transaction Documents to cure such default, but no such cure period shall diminish the obligations of CCIC under this Section 5.15.

          (c) This guaranty obligation of CCIC shall be enforceable by BMI in an Action against CCIC without the necessity of any Action by BMI of any kind or nature whatsoever against TowerCo or its Affiliate, without the necessity of any notice to CCIC of TowerCo's or its Affiliate's default or breach under this Agreement or any Transaction Documents, and without the necessity of any other notice or demand to CCIC to which CCIC might otherwise be entitled, all of which notices CCIC hereby expressly waive. CCIC hereby agrees that the validity of this guaranty and the obligations of CCIC hereunder shall not be terminated, affected, diminished, or impaired by reason of the assertion or the failure to assert by BMI against TowerCo or its Affiliate any of the rights or remedies reserved to BMI pursuant to the provisions of this Agreement or any Transaction Documents or any other remedy or right which BMI may have at law or in equity or otherwise.

          (d) CCIC covenants and agrees that this guaranty is an absolute, unconditional, irrevocable and continuing guaranty. The liability of CCIC hereunder shall not be affected, modified, or diminished by reason of any modification or termination of this Agreement and any other Transaction Documents or any modification or waiver of or change in any of the covenants and terms of this Agreement or any Transaction Documents by agreement of BMI and TowerCo or its Affiliate, or by any unilateral action of either BMI or TowerCo or its Affiliate, or by an extension of time that may be granted by BMI to TowerCo or its Affiliate or any indulgence of any kind granted to TowerCo or its Affiliate, or any dealings or transactions occurring between BMI and TowerCo or its Affiliate, including, without limitation, any adjustment, compromise, settlement, accord and satisfaction, or release, or any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership, or trusteeship affecting TowerCo or its Affiliate. CCIC does hereby expressly waive any suretyship defense it may have by virtue of any Law of any state or Government.

          (e) All of BMI's' rights and remedies under this guaranty are intended to be distinct, separate, and cumulative and no such right and remedy herein is intended to be the exclusion of or a waiver of any other.

          (f) CCIC hereby waives presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance. CCIC further waives any right to require that an action be brought against TowerCo or its Affiliate or any other person or to require that resort be had by BMI to any security held by BMI. The provisions of this Section 5.15 shall survive any termination of this Agreement.


                                   ARTICLE 6
                          REPRESENTATIONS, WARRANTIES
                          ---------------------------
                    AND COVENANTS OF TRANSFERRING ENTITIES
                    --------------------------------------

     As an inducement to CCIC and TowerCo to enter into and perform each and all Transaction Documents, each Applicable Transferring Entity, severally and not jointly, hereby represents and warrants to CCIC and TowerCo, as to itself and its Sites, as follows (such representations and warranties being deemed made, in the case of (x) BMI and BST, as of the date hereof, and (y) Transferring Entities whose Sites are included in a Closing, only as of the date of such Closing):

     6.1  Organization, Authority and Qualification.  Each of BMI and BST is a
          -----------------------------------------
corporation, duly organized, validly existing and in good standing under the laws of the State of

Georgia. Each other Transferring Entity is an entity duly organized, validity existing and in good standing under the laws of the State of its formation. Each Transferring Entity is duly authorized, licensed or qualified to do business in any jurisdiction where the ownership, use or occupancy of the Sites would require it to be authorized, licensed or qualified, except where the failure to be authorized, licensed or qualified would not have a Material Adverse Effect. Each Transferring Entity has the requisite corporate power and authority to own, lease, sublease, use and occupy the Sites as they are now being owned, leased, subleased, used and occupied by such Transferring Entity. Each Transferring Entity has the right, power and authority to transfer the Transferred Interests of its Sites in accordance with the terms, provisions and conditions of this Agreement and other Transaction Documents.

     6.2  Capacity; Inconsistent Obligations.  (a) Each Transferring Entity has,
          ----------------------------------
or will have, prior to the first Closing in which any of its Sites is included, the corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform and comply with the Transaction Documents to which such Transferring Entity is a party in accordance with their respective terms. The Transaction Documents to which each Transferring Entity is a party have been, or will be, prior to the first Closing in which any of its Sites is included, duly and validly executed and delivered by such Transferring Entity and constitute, or will constitute, prior to the first Closing in which any of its Sites is included, the valid and legally binding obligations of such Transferring Entity subject to general equity principles, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

          (b) Except as set forth in the Disclosure Schedule, neither the execution and delivery of the Transaction Documents to which such Transferring Entity is a party, nor the consummation of the transactions contemplated therein will (i) result in a violation of such Transferring Entity's articles of incorporation or bylaws, or (ii) to such Transferring Entity's knowledge, result in a breach of or default under any term or provision of any contract or agreement to which such Transferring Entity is a party, except where such breach or default would not have a Material Adverse Effect.

     6.3  Consents.  Except for the consents specified in the Disclosure
          --------
Schedule with respect to each Closing, the execution and delivery by each Transferring Entity of this Agreement and other Transaction Documents to which such Transferring Entity is a party, the consummation of the transactions contemplated herein and therein, and the performance by such Transferring Entity hereunder and thereunder does not require the consent, approval or action of, or any filing with or notice to, any Government or other Person.

     6.4  No Violation; Compliance with Laws.  Except as set forth in the
          ----------------------------------
Disclosure Schedule, no Transferring Entity is in default under or in violation of (a) its articles of incorporation or bylaws, (b) any Order to which such Transferring Entity is subject, or (c) any Existing Leases, except where such defaults or violations would not have a Material Adverse Effect. Each Transferring Entity has complied with all applicable Laws, except where the failure to have so complied would not have a Material Adverse Effect.

     6.5  Litigation; Contingencies.  Except as set forth in the Disclosure
          --------------------------
Schedule, there are no Actions pending or to the best of each Transferring Entity's knowledge, threatened against, by or affecting such Transferring Entity which adversely affect the Transferred Interests or which question the validity or enforceability of this Agreement. There are no unsatisfied judgments or Orders against any Transferring Entity to which the Transferred Interests are subject.

     6.6  Leased and Owned Sites.  Except as set forth in the Disclosure
          ----------------------
Schedule: (a)(i) Such Transferring Entity holds a valid leasehold interest or a Qualifying Interest in each of its Leased Sites pursuant to a Ground Lease, and (ii) to the best knowledge of the applicable Transferring Entity, (x) each of the Ground Leases is in full force and effect, (y) neither the Transferring Entity nor the Ground Lessor is in breach of the Ground Lease, except for breaches that would not have a Material Adverse Effect, and (z) such Transferring Entity has delivered to CCIC copies of each of the Ground Leases, which copies are true, correct and complete in all material respects.

          (b) To the best knowledge of the applicable Transferring Entity, such Transferring Entity holds valid fee simple title to each of the Owned Sites, free and clear of all Liens other than Permitted Liens.

     6.7  Real Property.  To the best knowledge of the Applicable Transferring
          -------------
Entity, as to each Existing Site, except as set forth in the Disclosure
Schedule:

          (a) Such Transferring Entity's ownership, lease or use of the Land included in the Transferred Interests respecting such Existing Site is in compliance with all applicable zoning and other land use requirements where the failure to so comply would materially limit such Transferring Entity's ability to use such Land in the ordinary course of its business, or the Permitted Use of such Land.

          (b) The utility services currently available to such Existing Site are adequate for the present use of such Existing Site by such Transferring Entity, are being supplied to such Transferring Entity by utility companies or pursuant to valid and enforceable contracts or tariffs, and there is no condition which, to the best of such Transferring Entity's knowledge, will result in the termination of the present access from such Existing Site to such utility services.

          (c) Such Transferring Entity has obtained all easements and rights-of-way that are reasonably necessary to provide vehicular and pedestrian ingress and egress to and from each of the Existing Sites for the purposes used by such Transferring Entity in the ordinary course. No Action is pending or threatened which would have the effect of terminating or limiting such access.

          (d) No breach or event of default by such Transferring Entity has occurred and is continuing under any Ground Lease and Existing Lease, as applicable, respecting one or more Sites, except where such breach or event of default would not have a Material Adverse Effect.

     6.8  Eminent Domain.  Except as set forth in the Disclosure Schedule, no
          --------------
Transferring Entity has received any written notice that any Government having the power of eminent domain over any of the Land included in the Transferred Interests has commenced or intends to exercise the power of eminent domain or a similar power with respect to all or any part of such Land.

     6.9  Taxes.  To the best knowledge of the applicable Transferring Entity,
          -----
except as set forth in the Disclosure Schedule, (i) such Transferring Entity has duly and timely filed all federal, state, municipal and local Tax returns and reports (collectively, "Returns") with respect to all Taxes owing in respect of its Existing Sites, (ii) all Taxes imposed on a Transferring Entity in respect of its Existing Sites by any Government which have become due and payable by such Transferring Entity for all periods through the date of this Agreement have been paid in full, (iii) there are no proposed assessments against such Transferring Entity of additional Taxes in respect of its Existing Sites, and
(iv) there is no dispute or Action concerning any Tax Liability of such Transferring Entity raised by a Government in writing.

     6.10 Governmental Permits. To the best knowledge of the applicable
          --------------------
Transferring Entity, except as set forth in the Disclosure Schedule: (i) such Transferring Entity has obtained all Governmental Permits that are required for the ownership, use or occupancy of its Existing Sites or the Transferred Interests, all of which are in full force and effect, except where the failure to obtain any such Governmental Permit or of any such Governmental Permit to be in full force and effect would not have a material adverse effect on such Transferring Entity or its business or on the Permitted Use; and (ii) each Transferring Entity has complied with all such Governmental Permits, except where the failure to comply would not have a material adverse effect on such Transferring Entity or on the Permitted Use.

     6.11 Environmental Matters.  Except as set forth in the Disclosure
          ---------------------
Schedule, to the best of each Transferring Entity's knowledge, no Environmental Condition exists and no pending or threatened Action in respect of any Environmental Condition exists at any of its Existing Sites which would have a material adverse effect on such Transferring Entity's use of such Existing Site consistent with past practices or on TowerCo's use of such Existing Site consistent with the Sublease.

     6.12 Existing Leases; Colocation Agreements; Master License Agreements;
          ------------------------------------------------------------------
Other Agreements. To the best knowledge of each Transferring Entity, except for
----------------
the Existing Leases, Master License Agreements and Colocation Agreements set forth in the Disclosure Schedule, there are no leases or other agreements for use, occupancy or possession presently in force with respect to all or any portion of the Sites. Each Transferring Entity has made available to CCIC and TowerCo copies of the Existing Leases, Colocation Agreements, Master License Agreements and other agreements identified in the Disclosure Schedule. To the best knowledge of each Transferring Entity, such copies are true and complete in all material respects and include all material amendments, supplements and modifications thereto or material waivers currently in effect thereunder.

     6.13 No Undisclosed Liabilities. To the best knowledge of the applicable
          --------------------------
Transferring Entity, except as set forth in the Disclosure Schedule, no liabilities or obligations (whether pursuant to Contracts or otherwise) of any kind whatsoever (whether accrued, contingent, absolute, determined, determinable or otherwise) have been incurred by any Transferring Entity with respect to the Transferred Interests and which have had or could reasonably be expected to have a Material Adverse Effect after the consummation of the transactions contemplated hereby, other than liabilities or obligations disclosed or provided for in the Transaction Documents.

     6.14 Authorization.  BMI has the requisite power and authority, on its own
          -------------
behalf and prior to the first Closing in which a Transferring Entity's Sites are included, will have the requisite power and authority, on behalf of each and every Transferring Entity, to execute this Agreement and the Transaction Documents to which any of them is a party and to consummate the transactions performed or to be performed by any or all of them hereunder and thereunder. Such execution, delivery and performance by BMI have been or will be duly authorized by all necessary action. This Agreement and the Transaction Documents (when entered into) will constitute valid and binding obligations of the Transferring Entities, enforceable in accordance with their respective terms.

     6.15 No Other Warranties.  Except for the representations, warranties and
          -------------------
covenants expressly set forth in this Article 6, and subject to Section 3(a) of the Sublease, the Transferred Interests are being transferred by Transferring Entities AS IS, WHERE IS, and with all faults, and there are no other warranties being made by any of the Transferring Entities INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXPRESS OR IMPLIED, IN CONNECTION WITH THE TRANSFER OF THE TRANSFERRED INTERESTS OR THE OTHER TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS. Each of CCIC and TowerCo acknowledges and agrees that: (i) no examination or investigation of the Transferred Interests by or on behalf of TowerCo prior to any Closing shall in any way modify, affect or increase a Transferring Entity's obligations under the representations, warranties, covenants and agreements set forth in this Article 6; and (ii) any representation or warranty as to the adequacy of any Site or the Tower or Improvements thereon is limited to the adequacy to the applicable Transferring Entity and not to TowerCo, CCIC or any other Person.

                                   ARTICLE 7
                          REPRESENTATIONS, WARRANTIES
                          ---------------------------
                           AND COVENANTS OF TOWERCO
                           ------------------------

     As an inducement to BMI, BST and the other Transferring Entities to enter into and perform each and all Transaction Documents, TowerCo hereby represents and warrants to BMI, BST and each of the Transferring Entities as follows:

     7.1  Organization, Authority and Qualification.  TowerCo is a corporation
          -----------------------------------------
duly organized and validly existing under the laws of the State of Delaware. TowerCo has its principal office and place of business at the location specified in Schedule 7.1. TowerCo has or will have at the time of the applicable Closing full corporate power and authority to carry on its business as it has been, now being conducted and to own or lease its properties and to carry on its businesses as and in all places where such business is currently conducted and such properties are or will be owned or leased. TowerCo is or will be at the time of the applicable Closing duly authorized, licensed or qualified to do business in all the jurisdictions where such business and the ownership, use and occupancy of such properties would require it to be authorized, licensed or qualified.

     7.2  Ownership of Shares; Subsidiaries.  (a) TowerCo has a total authorized
          ---------------------------------
share capital consisting of 3,000 common shares, par value $.01 per share, of which 1,000 shares are presently issued and outstanding ("TowerCo Shares"), and all such issued and outstanding shares are owned of record and beneficially by CCIC or a wholly owned subsidiary of CCIC. All such issued TowerCo Shares are duly authorized, validly issued, fully paid and nonassessable and were authorized, offered, issued and sold in accordance with all applicable securities and other Laws. The certificate of incorporation of TowerCo does not provide for preemptive rights in favor of any Person. There are no outstanding securities convertible into the share capital or rights to subscribe for or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the share capital of TowerCo.

          (b) Except as set forth on Schedule 7.2, TowerCo does not own and has no interest, direct or indirect, or any commitment to purchase or otherwise acquire, any share capital or other equity interest, direct or indirect, in, or to make any loan or other investment in, any other Person.

          (c) CCIC or a wholly owned subsidiary of CCIC is the sole owner of the TowerCo Shares, free and clear of any and all pledges, security interests, options or rights of others.

     7.3  Capacity; Inconsistent Obligations.  (a) TowerCo has the corporate
          ----------------------------------
power and authority to execute and deliver the Transaction Documents to which it is a party and to perform and comply with the Transaction Documents to which it is a party in accordance with their respective terms. The Transaction Documents to which TowerCo is a party have been duly and validly executed and delivered by TowerCo and constitute the valid and legally binding obligations of TowerCo subject to general equity principles, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

          (b) Neither the execution and delivery of the Transaction Documents to which TowerCo is a party, nor the consummation of the transactions contemplated therein will (i) result in a violation of TowerCo's certificate of incorporation or bylaws, (ii) to TowerCo's knowledge, result in a breach of or default under any term or provision of any contract or agreement to which TowerCo is a party, except where such breach or default would not have a material adverse effect on TowerCo, or (iii) result in the creation or imposition of any Liens upon its properties and assets, other than Permitted Liens.

     7.4  Consents.  Except for compliance with (a) the consents specified in
          --------
Schedule 7.4, and (b) the consents specified in the Closing Schedule with respect to each Closing, the execution and delivery by TowerCo of this Agreement and other Transaction Documents to which it is a party, the consummation of the transactions contemplated herein and therein, and the performance by TowerCo hereunder and thereunder does not require the consent, approval or action of, or any filing with or notice to, any Government or other Person.

     7.5  No Violation; Compliance with Laws.  Except as set forth in Schedule
          ----------------------------------
7.5, TowerCo is not in default under or in violation of (a) its certificate of incorporation or bylaws, (b) to TowerCo's knowledge, any Order to which TowerCo is subject, (c) any material contract to which it is a party, except where such defaults or violations would not have a material adverse effect on TowerCo or its business. TowerCo has complied with all applicable Laws, except where the failure to have so complied would not have a material adverse effect on TowerCo or its business.

     7.6  Liabilities.  TowerCo has no Liabilities, except (i) those reflected
          -----------
on the TowerCo Existing Financial Statements or Liabilities disclosed in
Schedule 7.6 to the Transaction Documents to which TowerCo is a party, (ii) Liabilities incurred in the ordinary course of business, and (iii) those that will not have a material adverse effect on TowerCo or its business.

     7.7  Litigation; Contingencies.  There are no Actions pending or, to the
          --------------------------
best of TowerCo's knowledge, threatened against, by or affecting TowerCo properties and assets or that question the validity or enforceability of this Agreement.

     7.8  TowerCo Financial Statements.  Prior to the date hereof, TowerCo has
          ----------------------------
delivered to BMI copies of TowerCo's unaudited financial statements and related documents, identified in Schedule 7.8 (collectively, the "TowerCo Existing Financial Statements"). The TowerCo Existing Financial Statements include TowerCo's balance sheet and income statement as at April 30, 1999, which as of the date of this Agreement is the most recent balance sheet of TowerCo. The TowerCo Existing Financial Statements are true and correct, have been prepared in accordance with GAAP (other than footnotes and normal year-end adjustments), present fairly, in all material respects, the financial condition of TowerCo as of the respective dates thereto and the results of TowerCo's operations and cash flows for the periods then ended, and are consistent with the books and records of TowerCo. The books and records of TowerCo are maintained in accordance with GAAP and are true, correct and complete in all material respects.

     7.9  No Broker.  No broker, finder or similar agent has acted on behalf of
          ---------
TowerCo in connection with this Agreement or the transactions contemplated herein.

     7.10 No Other Warranties.  Except for the representations, warranties and
          -------------------
covenants expressly set forth in this Article 7, TowerCo has not made nor is making any representations or warranties to BMI or the Transferring Entities, express or implied, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 8
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF CCIC
               -------------------------------------------------

     As an inducement to BMI, BST and the other Transferring Entities to enter into and perform each and all Transaction Documents, CCIC hereby represents and warrants to BMI, BST and each of the Transferring Entities as follows:

     8.1  Organization, Authority and Qualification.  CCIC is a corporation duly
          -----------------------------------------
organized and validly existing under the laws of the State of Delaware. CCIC is duly authorized, licensed or qualified in all the jurisdictions where such authorization, license or qualification is necessary.

     8.2  Capacity; Inconsistent Obligations.  (a) CCIC has the corporate power
          ----------------------------------
and authority to execute and deliver the Transaction Documents to which it is a party and to perform and comply with the Transaction Documents to which it is a party in accordance with their respective terms. The Transaction Documents to which CCIC is a party have been duly and validly executed and delivered by CCIC and constitute the valid and legally binding obligations of CCIC subject to general equity principles, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

          (b) Neither the execution and delivery of the Transaction Documents to which CCIC is a party, nor the consummation of the transactions contemplated therein will (i) result in a violation of CCIC's articles of incorporation or bylaws, or (ii) to CCIC's knowledge, result in a breach of or default under any term or provision of any contract or agreement to which CCIC is a party, except where such breach or default would not have a material adverse effect on CCIC.

     8.3  Authorization of Parent Stock.  The Stock Consideration to be issued
          -----------------------------
to BMI and the Transferring Entities pursuant to Section 3.2 shall be duly available for issue and shall be scheduled for authorization on or before at least one (1) business day prior to each Closing, and upon delivery of certificates representing the appropriate portion of the Stock Consideration at each Closing to BMI or the applicable Transferring Entity in accordance with
Section 3.2(c)(iv) and 3.2(e), the shares of Parent Stock will be identified in the certificate and will be duly and validly authorized and issued and will be subject to the Registration Rights Agreement.

     8.4  Consents. Except for compliance with the consents specified in
          --------
Schedule 8.4, the execution and delivery by CCIC of the Transaction Document to which it is a party, the consummation of the transactions contemplated therein, and the performance by CCIC thereunder does not require the consent, approval or action of, or any filing with or notice to, any Government or other Person. Without limiting the generality of the foregoing, CCIC represents and warrants that no such consent is required under any CCIC Indenture, and agrees that it will not amend or modify any CCIC Indenture in any manner that would cause this representation and warranty to no longer by true and correct.

     8.5  No Violation; Compliance with Laws.  Except as set forth in Schedule
          ----------------------------------
8.5, CCIC is not in default under or in violation of (a) its articles of incorporation or bylaws, (b) to CCIC's best knowledge, any Order to which CCIC is subject, or (c) any material contract to which it is a party except where such defaults or violations would not have a material adverse effect on CCIC or its business. CCIC has complied with all applicable Laws, except where the failure to have so complied would not have a material adverse effect on CCIC or its business.

     8.6  Litigation; Contingencies.  There are no Actions pending or to the
          --------------------------
best knowledge of CCIC, threatened against, by or affecting CCIC that question the validity or enforceability of this Agreement.

     8.7  SEC Reports.  (a) CCIC has filed all material forms, reports and
          -----------
documents, together with any required amendments thereto, required to be filed by it with the SEC since August 2, 1998 (collectively, the "SEC Documents"). CCIC has delivered to BMI true, correct and complete copies of each of the SEC Documents (other than preliminary registration and proxy statements and registration statements on Forms S-8) after May 1, 1999. The SEC Documents (i) were prepared, in all material respects, in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Affiliate of CCIC is required to file any form, report or other document with the SEC.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Documents (i) was prepared from the books of account and other financial records of CCIC and its consolidated subsidiaries, (ii) complies as to form in all material respects with applicable accounting requirements and the published rules of the SEC with respect thereto, and was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (iii) presented fairly, in all material respects, the consolidated financial position of CCIC and its consolidated subsidiaries as at the respective dates thereof and the results of their operations and their cash flows for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a material adverse effect on the assets, liabilities, financial condition, results of operation, business or financial prospects of
CCIC).

     8.8  No Other Warranties.  Except for the representations, warranties and
          -------------------
covenants expressly set forth in this Article 8, CCIC has not made nor is making any representations or warranties to BMI or the Transferring Entities, express or implied, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 9

                              CONDUCT OF BUSINESS
                              -------------------
                               PENDING CLOSINGS
                               ----------------

     9.1  Conduct of Business by BMI and the Transferring Entities.  Each
          --------------------------------------------------------
Transferring Entity severally and not jointly covenants and agrees that pending each Closing, except as otherwise agreed to in writing by TowerCo, and except in connection with the performance of the transactions contemplated hereby, as to its Existing Sites only:

          (a) Since March 5, 1999 such Transferring Entity has operated, maintained and serviced, and from and after the date hereof such Transferring Entity shall operate, maintain and service, the Sites in the ordinary course of business consistent with past practices and in compliance in all material respects with all applicable Laws, including without limitation entering into any leases, licenses or subleases of its Sites in the ordinary course of business consistent with past practices, provided that such leases, licenses or subleases shall constitute Existing Leases. The parties specifically agree that, under the foregoing, BMI has added and subtracted antennas from the Site in the ordinary course of business, and any net additions of antennas made prior to the date hereof shall not constitute a breach of the foregoing so long as made in the ordinary course of business consistent with past practices.

          (b) Each Transferring Entity shall use its commercially reasonable efforts to conduct its business in such a manner that on each Closing Date the representations and warranties of such Transferring Entity contained in this Agreement and applicable to such Closing shall be true as though such representations and warranties were made on and as of such date. Each Transferring Entity shall cooperate with CCIC and TowerCo and use their commercially reasonable efforts to cause all of the conditions to the obligations of the parties under this Agreement to be satisfied on or prior to each Closing Date.

          (c) With respect to any net additions of antennas on each Tower included in a Closing after the Initial Closing (excepting Sites in Indiana and Kentucky, to which Section 9.1(a) shall remain applicable notwithstanding that Closings with respect to Sites in Kentucky and Indiana occur after the date hereof), Sections 5(b) and 5(c) of the BMI Sublease shall be applicable.

     9.2  Conduct of Business by CCIC and TowerCo.  Each of CCIC and TowerCo
          ---------------------------------------
covenants and agrees that pending each Closing, except as otherwise agreed to in writing by BMI, and except in connection with the performance of the transactions contemplated hereby:

          (a) Each of CCIC and TowerCo shall promptly disclose to BMI any material information contained in its representations and warranties or any of the Schedules hereto which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date with respect to which such representations and warranties are made; provided, however, that none of such disclosures shall be deemed to
          --------  -------
modify, amend or supplement the representations and warranties of CCIC and TowerCo or the Schedules hereto for the purposes of Articles 7 and 8, unless BMI shall have consented thereto in writing.

          (b) Each of CCIC and TowerCo shall use its commercially reasonable efforts to conduct its business in such a manner that on each Closing Date the representations and warranties of CCIC and TowerCo contained in this Agreement and applicable to such Closing shall be true as though such representations and warranties were made on and as of such date. Each of CCIC and TowerCo shall cooperate with BMI and use its commercially reasonable efforts to cause all of the conditions to the obligations of the parties under this Agreement to be satisfied on or prior to each Closing Date.

          (c) Each of CCIC and TowerCo shall provide to BMI's officers, employees, counsel, accountants and other representatives free and full access to and the right to inspect, during normal business hours, all of the records, contracts and other documents relating to its business, provided that such inspection shall not unreasonably interfere with the business operations of CCIC and TowerCo. Each of CCIC and TowerCo shall furnish to BMI all such documents and copies of documents and records and information with respect to the affairs of its business and copies of any working papers relating thereto as BMI shall from time to time reasonably request from time to time. Notwithstanding the foregoing, nether CCIC nor TowerCo shall be required to provide any such information to BMI if, in the reasonable determination of CCIC or TowerCo, or their respective counsel, as applicable, access to such information by BMI is prohibited by the provisions of any confidentiality agreement to which either of CCIC or TowerCo is a party or by applicable Law.

                                  ARTICLE 10
              CONDITIONS TO OBLIGATIONS OF TRANSFERRING ENTITIES
              --------------------------------------------------

     All obligations of the Transferring Entities hereunder are subject to the fulfillment and satisfaction, prior to or at each Closing, of each and every one of the following conditions, any or all of which may be waived in whole or in part by BMI, provided that no such waiver will be effective unless it is set forth in a writing executed by BMI as of such Closing Date:

     10.1 Representations and Warranties.  The representations and warranties of
          ------------------------------
CCIC and TowerCo contained in this Agreement or in any schedule, certificate or document delivered by CCIC and TowerCo to BMI pursuant to the provision hereof shall have been true and correct in all material respects on and as of the date when made and shall be deemed to be made again at and as of the date of each Closing and shall be true and correct in all material respects at and as of such time.

     10.2 Compliance with Agreements and Conditions.  Each of CCIC and TowerCo
          -----------------------------------------
shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by each of them prior to or on the date of each Closing, and no unwaived event of default shall have occurred and be continuing under Section 31(d) of the Sublease that would give BMI the right to terminate the Sublease as to all Sites.

     10.3 Closing Certificates.  Each of the Transferring Entities shall have
          --------------------
received from each of CCIC and TowerCo certificates dated the date of each Closing, in each case certifying in such detail as BMI may reasonably request as to the fulfillment and satisfaction of the conditions specified in Sections 10.1 and 10.2 and, in the case of the certificate for the Initial Closing only, the absence of any material adverse change in the businesses or assets of CCIC or TowerCo since March 5, 1999.

     10.4 Corporate Consents.  Each of the Transferring Entities shall have
          ------------------
received from each of CCIC and TowerCo, at the Initial Closing, minutes of the meetings of its Board of Directors or a consent action taken by such Board of Directors in lieu of a meeting, in each case, certified by its Secretary, an Assistant Secretary or another of its authorized officers, (a) authorizing and approving the execution and delivery of this Agreement and other Transaction Documents on behalf of CCIC and TowerCo and the consummation of the transactions contemplated herein and therein, and (b) authorizing and approving all other necessary and proper actions to enable CCIC and TowerCo to comply with the terms hereof and thereof.

     10.5 Consents and Approvals.  Each of the Transferring Entities shall have
          ----------------------
obtained authorizations, consents and approvals from any Person whose authorization, consent or approval is required or necessary to consummate the transactions contemplated herein, including (a) if applicable, the consents and approval of any environmental agency having jurisdiction over the transactions contemplated hereby within the Territory and applicable to such Closing shall have been obtained, (b) the consents specified in the Disclosure Schedule pursuant to Section 6.3 and applicable to such Closing shall have been obtained or waived, (c) any consents specified in the Disclosure Schedule and applicable to such Closing shall have been obtained or waived, and (d) all Governmental Permits applicable to such Closing, shall have been obtained or waived.

     10.6 No Litigation.  No Action shall have been instituted, be threatened in
          -------------
writing or be pending, in each case by any Government or other Person (a) against CCIC or TowerCo to restrain or prohibit the consummation of the transactions contemplated in this Agreement, and (b) which could reasonably be expected to have a material adverse effect on the business, assets, properties, Liabilities, affairs, results of operations, prospects, conditions (financial or otherwise), or cash flow of CCIC and TowerCo.

     10.7 Fundamental Transactions.   Neither TowerCo nor CCIC shall have (a)
          ------------------------
been a party to any merger, consolidation or business combination in which TowerCo or CCIC was not the surviving corporation, (b) been liquidated, wound-up or dissolved, or (c) sold, transferred or disposed of all or substantially all of its properties and assets.

     10.8 Build-to-Suit Agreement.  On or prior to the Initial Closing Date,
          -----------------------
CCIC and TowerCo shall have executed and delivered to BMI the Build-to-Suit Agreement, and the same shall have become effective as of the Initial Closing Date.

     10.9 BMI Sublease and BST Lease.  (a)  On or prior to the Initial Closing
          --------------------------
Date, CCIC and TowerCo shall have executed and delivered to BMI, the BMI Sublease and the same shall have become effective as of the Initial Closing Date and (b) on or prior to the BST Closing, CCIC and TowerCo shall have executed and delivered to BST, the BST Lease, substantially in the form of Exhibit A, and the same shall have become effective as of the BST Closing.

     10.10 Site Maintenance Agreement. On or prior to the first Closing at which
           --------------------------
a Site becomes a Maintenance Site, CCIC and TowerCo shall have executed and delivered to BMI the Site Maintenance Agreement, in form and substance consistent with Exhibit B, and the same shall have become effective as of the date of such Closing.

     10.11 Registration Rights Agreement.  On or prior to the Initial Closing
           -----------------------------
Date, CCIC shall have executed and delivered to BMI the Registration Rights Agreement and the same shall have become effective as of the Initial Closing Date.

     10.12 Amendment to Site Marketing Agreement.  On or prior to the Initial
           -------------------------------------
Closing Date, CCIC shall have executed and delivered an Amendment to Site Marketing Agreement and the same shall have become effective on or before the Initial Closing Date and shall terminate on the Final Closing Date.

                                  ARTICLE 11
                 CONDITIONS TO OBLIGATIONS OF CCIC AND TOWERCO
                 ---------------------------------------------

     All obligations of CCIC and TowerCo hereunder in respect of any Existing Site included in any Closing are subject to the fulfillment and satisfaction, prior to or at such Closing, of each and every one of the following conditions, to the extent such condition relates to such Existing Site, any or all of which may be waived in whole or in part by TowerCo, provided that no such waiver will be effective unless it is set forth in a writing executed by TowerCo:

     11.1  Representations and Warranties. The representations and warranties of
           ------------------------------
each of the Transferring Entities whose Sites are included in such Closing ("Applicable Transferring Entities") contained in this Agreement or in any schedule, certificate or document delivered by such Transferring Entities to TowerCo pursuant to the provision hereof shall have been true and correct in all material respects on and as of the date when made and shall be deemed to be made again at and as of the date of each Closing and shall be true and correct in all material respects at and as of such time. For purposes of determining under
Section 11.1 whether a condition to a Closing has been satisfied, and not for any other purposes, the representations and warranties made shall be deemed made, unless otherwise specifically provided, without the qualification set forth therein that such representations and warranties are made subject to the Applicable Transferring Entity's best knowledge.

     11.2  Compliance with Agreements and Conditions.  Each of the Applicable
           -----------------------------------------
Transferring Entities shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by each of them prior to or on the date of each Closing.

     11.3  Closing Certificates.  TowerCo shall have received from each
           --------------------
Applicable Transferring Entity a certificate dated the date of each Closing, (a) certifying in such detail as TowerCo may reasonably request as to (i) the fulfillment and satisfaction of the conditions specified in Sections 11.1 and
11.2 and (ii) no event or circumstance having had a Material Adverse Effect on the Sites of such Transferring Entity included in such Closing has occurred since March 5, 1999, and (b) with respect to all markets other than Indiana and Kentucky, setting forth any net additions of antennas on each Tower included in such Closing since the date hereof.

     11.4  Corporate Consents.  TowerCo shall have received from each of BMI and
           ------------------
BST, at the Initial Closing and from each other Transferring Entity, on or prior to first Closing in which the Sites of such Transferring Entity are included, minutes of the meetings of its Board of Directors or a consent action taken by such Board of Directors in lieu of a meeting, in each case, certified by its Secretary, an Assistant Secretary or another of its authorized officers, (a) authorizing and approving the execution and delivery of this Agreement and other Transaction Documents on behalf of BMI, BST or such other Transferring Entity and the consummation of the transactions contemplated herein and therein, and
(b) authorizing and approving all other necessary and proper actions to enable BMI, BST and such other Transferring Entity to comply with the terms hereof and thereof.

     11.5  Consents and Approvals.  All necessary consents and approvals shall
           ----------------------
have been obtained from any Government or other Person, whose consent or approval is required or necessary to consummate the transactions contemplated herein, including the following: (a) the waiting period required under the HSR Act for the transactions contemplated hereby shall have expired or been terminated; (b) if applicable, the consents and approval of any environmental agency having jurisdiction over the transactions contemplated hereby within the Territory and applicable to such Closing, shall have been obtained, (c) the consents specified in the Disclosure Schedule and applicable to such Closing shall have been obtained or waived, and (d) all Governmental Permits applicable to such Closing shall have been obtained or waived.

     11.6  No Litigation. No Action shall have been instituted, be threatened in
           -------------
writing or be pending, in each case by any Government or other Person, (a) against the Applicable Transferring Entity to restrain or prohibit its consummation of the transactions in this Agreement, and (b) which could reasonably be expected to have a material adverse effect on the Transferred Interests.

     11.7  Build-to-Suit Agreement. On or prior to the Initial Closing Date, BMI
           -----------------------
shall have executed and delivered to CCIC and TowerCo, the Build-to-Suit Agreement, and the same shall have become effective as of the Initial Closing Date.

     11.8  Subleases.  On or prior to the Initial Closing Date, (a) BMI shall
           ---------
have executed and delivered to CCIC and TowerCo the BMI Sublease, and the same shall have become effective as of the Initial Closing Date and (b) BST shall have executed and delivered to CCIC and TowerCo the BST Lease, in substantially the form of Exhibit A, and the same shall have become effective as of the BST Closing.

     11.9  Site Maintenance Agreement. On or prior to the first Closing at which
           --------------------------
a Site of a Transferring Entity becomes a Maintained Site, BMI and the Applicable Transferring Entities shall have executed and delivered to CCIC and TowerCo the Site Maintenance Agreement, in form and substance consistent with Exhibit B, and the same shall have become effective as of the date of such Closing.

     11.10 Amendment to Site Marketing Agreement.  On or prior to the Initial
           -------------------------------------
Closing Date, BMI shall have executed and delivered the Amendment to Site Marketing Agreement, and the same shall have become effective on or before the Initial Closing Date.

                                  ARTICLE 12
                                INDEMNIFICATION
                                ---------------

     12.1  Indemnification by Transferring Entity.  (a)  As to each Included
           --------------------------------------
Site, from and after the Closing Date of such Site, each Transferring Entity, severally and not jointly, shall indemnify and hold harmless each of the TowerCo Indemnitees from and against any and all Liabilities, claims, causes of action, demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys' fees and disbursements of every kind, nature and description) incurred by such TowerCo Indemnitee in connection therewith (collectively, "TowerCo Indemnified Losses") that such TowerCo Indemnitee may sustain, suffer or incur and that result from, arise out of or relate to (i) any breach of any of the representations, warranties, covenants or agreements of such Transferring Entity contained in this Agreement with respect to the applicable Closing or (ii) such Transferring Entity's failure to perform any obligations under any Existing Leases prior to the applicable Site Commencement Date.

           (b) TowerCo acknowledges and agrees that no Transferring Entity shall have any Liability under any provision of this Agreement for any TowerCo Indemnified Losses to the extent that such TowerCo Indemnified Losses relate to the negligence, willful misconduct or breach of any representation, warranty, covenant or agreement of TowerCo contained in this Agreement or any Transaction Document by TowerCo, CCIC or any other Person (other than the Transferring Entities or their Affiliates) or their respective officers, agents, employees, representatives, contractors, licensees, tenants or subtenants.

           (c) TowerCo shall take and shall cause its Affiliates to take all reasonable steps to mitigate any TowerCo Indemnified Losses upon becoming aware of any event which would reasonably be expected to, or does give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the TowerCo Indemnified Losses.

           (d) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which TowerCo has or may have, at law, in equity or otherwise, against any Transferring Entity based on a willful misrepresentation or willful breach of any covenant or agreement of such Transferring Entity hereunder.

     12.2  Indemnification by CCIC.  (a)  From and after the Initial Closing,
           -----------------------
CCIC shall indemnify and hold harmless each of the BMI Indemnitees from and against any and all Liabilities, claims, causes of action, demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys' fees and disbursements of every kind, nature and description) incurred by such BMI Indemnitee in connection therewith (collectively, "BMI Indemnified Losses") that such BMI Indemnitee may sustain, suffer or incur and that result from, arise out of or relate to any breach of any of the representations, warranties, covenants or agreements of CCIC contained in this Agreement with respect to the applicable Closing.

           (b) Each Transferring Entity acknowledges and agrees that neither TowerCo nor CCIC shall have any Liability under any provision of this Agreement for BMI Indemnified Losses to the extent that such BMI Indemnified Losses relate to the negligence, willful misconduct or breach of any representation, warranty, covenant or agreement of such Transferring Entity contained in this Agreement or any Transaction Document by such Transferring Entity, or any other Person (other than CCIC, TowerCo or their Affiliates) or their respective officers, agents, employees, representatives, contractors, licensees, tenants or subtenants.

           (c) Each Transferring Entity shall take all reasonable steps to mitigate any BMI Indemnified Losses upon becoming aware of any event which would reasonably be expected to, or does give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the BMI Indemnified Losses.

           (d) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which any Transferring Entity has or may have, at law, in equity or otherwise, against CCIC based on a willful misrepresentation or willful breach of any covenants or agreements of CCIC hereunder.

     12.3  Indemnification by TowerCo.  (a)  From and after the Initial Closing,
           --------------------------
TowerCo shall indemnify and hold harmless each BMI Indemnitee from and against any BMI Indemnified Losses that such BMI Indemnitee may sustain, suffer or incur and that result from, arise out of or relate to (i) any breach of any of the representations, warranties, covenants or agreements of TowerCo contained in this Agreement with respect to the applicable Closing or (ii) TowerCo's failure to perform any obligations under any Existing Leases after the applicable Site Commencement Date.

           (b) Each Transferring Entity shall take and cause its Affiliates to take all reasonable steps to mitigate any BMI Indemnified Losses upon becoming aware of any event which would reasonably be expected to, or does give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the BMI Indemnified Losses.

           (c) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which a BMI Indemnitee has or may have, at law, in equity or otherwise, against TowerCo based on a willful misrepresentation or willful breach of any covenant or agreement by TowerCo hereunder.

     12.4  Procedure for Claims.  Any Person obligated to pay or reimburse any
           --------------------
Indemnified Losses hereunder (whether one or more, an "Indemnifying Party") shall, subject to the provisions of Section 12.5, reimburse the party entitled to recover the Indemnified Losses, as the case may be (whether one or more, an "Indemnified Party"), within ten days of written demand on the Indemnifying Party therefor. If the Indemnifying Party objects to any claim made by an Indemnified Party hereunder and the Indemnified Party initiates legal action with respect thereto, the Indemnifying Party agrees, to the extent it can do so, to join all affected parties in such action so that the rights and liabilities of the parties under this Agreement with respect to such claim may be resolved in one action.

     12.5  Defense of Claims. (a) If any Action arises after the date hereof for
           -----------------
which an Indemnifying Party may be liable under the terms of this Agreement, then the Indemnified Party shall notify the Indemnifying Party within a reasonable time after such Action arises and is known to the Indemnified Party, and shall give the Indemnifying Party a reasonable opportunity: (i) to conduct any proceedings or negotiations in connection therewith and necessary or appropriate to defend the Indemnified Party; (ii) to take all other required steps or proceedings to settle or defend any such Action; and (iii) to employ counsel to contest any such Action in the name of the Indemnified Party or otherwise.

           (b) The expenses of all proceedings, contests or lawsuits with respect to such Actions shall be borne by the Indemnifying Party. If the Indemnifying Party wishes to assume the defense of such Action, then the Indemnifying Party shall give written notice to the Indemnified Party within thirty (30) days after notice from the Indemnified Party of such Action (unless the Action reasonably requires a response in less than thirty (30) days after the notice is given to the Indemnifying Party, in which event the Indemnifying Party shall notify the Indemnified Party at least ten days prior to such reasonably required response date), and the Indemnifying Party shall thereafter assume the defense of any such Action, through counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party may participate
                          --------
in such defense at its own expense. The Indemnified Party shall have the right to control the defense of the Action unless and until the Indemnifying Party shall assume the defense of such Action.

           (c) If the Indemnifying Party does not assume the defense of, or if after so assuming the Indemnifying Party fails to defend, any such Action, then the Indemnified Party may defend against such Action in such manner as such Indemnified Party may deem appropriate (provided, that the Indemnifying Party may participate in such defense at its own expense); provided, however, that the
                                                     --------  -------
Indemnified Party may not settle such Action without the Indemnifying Party's prior written consent, and the Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of all expenses, legal and otherwise, reasonably and necessarily incurred by the Indemnified Party in connection with the defense against and settlement of such Action. If no settlement of such Action is made, the Indemnifying Party shall satisfy any judgment rendered in such Action, before the

Indemnified Party is required to do so, and pay all expenses, legal or otherwise, reasonably and necessarily incurred by the Indemnified Party in the defense of such Action.

           (d) If an Order is rendered against the Indemnified Party in any Action covered by the indemnification hereunder, or any Lien in respect of such Order attaches to any of the assets of the Indemnified Party, the Indemnifying Party shall immediately upon such entry or attachment pay any amount required by such Order in full or discharge such Lien unless, at the expense and request of the Indemnifying Party, an appeal is taken under which the execution of the Order or satisfaction of the Lien is stayed. If and when a final Order is rendered in any such Action, the Indemnifying Party shall forthwith pay any amount required by such Order or discharge such Lien before the Indemnified Party is compelled to do so.

     12.6  Certain Limitations.  (a) Nothing in this Agreement shall be deemed
           -------------------
to require any Transferring Entity to indemnify any TowerCo Indemnitee for or in respect of any of the Real Estate Representations. Without limiting the generality of the foregoing, the sole remedies of TowerCo or CCIC in respect of a breach of any Real Estate Representation by any Transferring Entity shall be to cause (i) such Transferring Entity to continue to use reasonable efforts to cure such breach, as contemplated by Section 4.6, until the Final Closing Date, or (ii) the Site as to which such Real Estate Representation is breached to be a Maintained Site (or, at the applicable Transferring Entity's election, an Excluded Site) or to defer the Closing of such Site to a later Closing Date, provided that the failure of any such deferred Site to become an Included Site or Maintained Site on or prior to the Final Closing shall not constitute a default under this Agreement or give CCIC or TowerCo any remedy.

           (b) Notwithstanding anything to the contrary contained herein, no Transferring Entity shall have any obligation under this Section 12 to TowerCo Indemnitees with respect to the breach of representations, warranties, covenants or agreements by BMI, unless, until and only to the extent that the aggregate of all TowerCo Indemnified Losses from all such breaches exceeds on a cumulative basis $10,000,000 (the "Deductible Amount"), and then only to the extent of such excess amount.

           (c) Anything in this Agreement to the contrary notwithstanding, in no event shall any Transferring Entity be liable under this Agreement for any indemnification obligation pursuant to this Section 12 in excess of the aggregate amount of the Cash Consideration having been paid to such Transferring Entity as of the date on which the claim for indemnification arose (the "Maximum Indemnification").

     12.7  Limitation on Liability.  In no event shall any party hereto or its
           -----------------------
respective Affiliates be liable to the other parties for any special, incidental or consequential damages suffered or incurred by such other parties to this Agreement or any third parties and caused by or arising out of any breach of any representation, warranty, covenant or agreement contained in this Agreement.

     12.8  Survival. The representations and warranties of the parties contained
           --------
in this Agreement shall survive any investigation before or after the date of this Agreement made by the other parties and the consummation of the transactions contemplated by this Agreement and shall continue in full force and effect for the periods specified below ("Survival Period"):

           (a) no representations and warranties of a Transferring Entity relating to real estate matters, including without limitation Sections 3.7 and 6.6 through 6.13, shall survive the Closing; and

           (b) all other representations and warranties in this Agreement shall be of no further force and effect after the first anniversary of the date hereof.

Anything to the contrary notwithstanding, the Survival Period shall be extended automatically to include any time period necessary to resolve a claim for indemnification which was made before expiration of the Survival Period, but not resolved prior to its expiration, and any such extension shall apply only as to the claims asserted and not so resolved within the Survival Period. Liability for any such item shall continue until such claim shall have been finally settled, decided or adjudicated.

                                  ARTICLE 13
                                  TERMINATION
                                  -----------

     13.1  Termination for Certain Causes by BMI.  (a) This Agreement may be
           -------------------------------------
terminated at any time prior to the Final Closing by BMI upon written notice to TowerCo, upon the occurrence of one or more of the following events, effective as of the date designated by BMI in its notice of termination:

           (i) If any of the conditions set forth in Article 10 have not been satisfied, performed or waived in writing on or as of any applicable Closing Date;

           (ii) If any representation or warranty of CCIC or TowerCo set forth in Article 7 or 8 shall prove to be untrue or incorrect in any material respect;

           (iii) If CCIC's or TowerCo's failure to comply with conditions hereunder constitute (A) a breach of representation or warranty by CCIC TowerCo or either of them in any material respect, (B) a failure by CCIC or TowerCo to perform any of the terms, covenants, conditions, agreements, requirements, restrictions or provisions of this Agreement in any material respect, or (C) a default by CCIC or TowerCo; or

           (iv) If CCIC or TowerCo fail to keep, observe, perform, satisfy or comply with, fully and completely, in any material respect, any of the terms, covenants, conditions, agreements, requirements, restrictions or provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by CCIC or TowerCo.

           (v) If an unwaived event of default shall have occurred and be continuing under Section 31(d) of the BMI Sublease that would give BMI the right to terminate the Sublease as to all Sites;

provided; however that for the events listed in clauses (i) through (iv) above occurring after the Initial Closing, BMI shall have the right to terminate this Agreement only if such event or events shall have or would have a substantial likelihood of preventing or delaying a Closing (it being understood that such prevention or delay may be caused by BMI's exercise of its other rights under this Agreement in its reasonable discretion), such termination to be effective after notice to TowerCo and an opportunity for TowerCo to cure all such events within (A) ninety (90) days of such notice, in the case of a failure of a condition described in Section 10.6(a) and (B) twenty (20) days of such notice, in all other cases.

           (b) If this Agreement is terminated by BMI pursuant to Section 13.1(a), then BMI shall be entitled to and CCIC shall pay BMI, within five (5) business days following the date of such termination, a termination fee in the amount of $50,000,000 (the "Termination Fee"). Upon any such termination, all Transaction Documents between the parties shall be terminated (including the Site Marketing Agreement), and, at the option of BMI, all prior Closings shall be rescinded. If released to BMI, the Escrow Fund shall be applied toward CCIC's obligation to pay the Termination Fee. If BMI exercises its option to rescind the prior Closings, payment of the Termination Fee shall be made by netting it against the amounts previously paid to Transferring Entities at the previous Closings, and BMI shall pay to CCIC any amounts paid to Transferring Entities at the prior Closings which are in excess of the Termination Fee.

     13.2  Termination for Passage of Time.  This Agreement may be terminated by
           -------------------------------
either party (a) if the Initial Closing shall not have occurred on or before June 30, 1999 or (ii) if the conditions to Closing contained in Articles 10 and 11 shall not have been satisfied or waived in writing on or before ten (10) months from the date hereof. Upon any such termination, no party shall have any further rights, Liabilities or obligations hereunder.

     13.3  TowerCo's Remedies.  (a) Notwithstanding anything to the contrary
           ------------------
contained herein, if the parties fail to consummate any Closing contemplated by the Closing Schedule as a result of BMI's or BST's failure to keep, observe, perform, satisfy or comply with, fully and completely, any of the terms, covenants, conditions, agreements, requirements, restrictions or provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by BMI, then TowerCo may exercise such all such rights and remedies as may be provided for or allowed by law or in equity. Except as expressly set forth in the Transaction Documents, CCIC may, in addition to any other remedies that may be available at law or in equity, bring an action for specific performance, including attorneys' fees and costs of suit.

           (b) Each Transferring Entity hereby acknowledges and agrees that in the event of such Transferring Entity's default hereunder, TowerCo shall be entitled to, without limitation, (i) an Action for specific performance against such Transferring Entity and (b) the right to seek, prove and recover direct damages from such Transferring Entity incurred by TowerCo in connection with such Action, including, without limitation, court costs and attorneys' fees in connection with such Action.

                                  ARTICLE 14
                              GENERAL PROVISIONS
                              ------------------

     14.1  Notices. All notices or other communications required or permitted to
           -------
be given or made hereunder shall be in writing and delivered personally or sent by nationally recognized overnight courier (such as Federal Express) on an overnight basis or pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient thereof at its address or facsimile number set out below. Any such notice or communication shall be deemed to have been duly given immediately (if given or made in person, or by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this Section 14.1 on the date of such facsimile), one day after pickup in the case of delivery by overnight courier, or two days after mailing (if given or made by mail), and in proving same it shall be sufficient to show that the envelope containing the same was delivered to the delivery service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

If to TowerCo:                         If to BMI or another Transferring Entity
                                       (other than BST):

Crown Castle South Inc.                   BellSouth Mobility Inc.
375 Southpointe Blvd.                     1100 Peachtree Street, NE, 10th Floor
Cannonsburg, PA 15317                     Atlanta, GA 30309
Facsimile No.: (724) 416-2468             Facsimile No.: (404) 249-0922
Attention: General Counsel                Attention.: Kerwin Gray, Esq.

with a copy to:                        with a copy to:

Sittig, Cortese & Wratcher                BellSouth Corporation.
1515 Frick Building                       1155 Peachtree Street, NE, 18th Floor
Pittsburgh, PA 15219                      Atlanta, GA 0309
Facsimile No.: (412) 402-4011             Facsimile No.: (404) 249-2629
Attention: William R. Sittig, Jr.         Attention: E. John Whelchel, Esq.

If to CCIC:                                If to BST:

Crown Castle International Corp.           BellSouth Telecommunications, Inc.
510 Bering Drive, Suite 500                675 West Peachtree Street
Houston, Texas 77057                       Atlanta, Georgia 30375
Facsimile No: (713) 570-3150               Facsimile No.: (404) 525-5360
Attention: Chief Executive Officer         Attention: Mary Jo Peed, Esq.
           General Counsel

with a copy to:                            with a copy to:

Cravath, Swaine & Moore                    BellSouth Corporation
825 Eighth Avenue, Worldwide Plaza         1155 Peachtree Street, NE, 18th Floor
New York, New York 10019-7475              Atlanta, GA  30309
Facsimile No.: (212) 474-3700              Facsimile No.: (404) 249-2629
Attention: Stephen L. Burns                Attention: E. John Whelchel, Esq.

           (b) Either party may change the address to which notices or other communications to such party shall be delivered or mailed by giving notice thereof to the other party hereto in the manner provided herein.

     14.2  Facsimile as Writing.  The parties expressly acknowledge and agree
           --------------------
that, notwithstanding any statutory or decisional law to the contrary, the printed product of a facsimile transmittal shall be deemed to be "written" and a "writing" for all purposes of this Agreement.

     14.3  No Assignment; Binding Effect.  Each Transferring Entity may assign,
           -----------------------------
delegate or otherwise transfer any of their rights or obligations under this Agreement, in whole or in part, without the written consent of Crown or TowerCo, to any BMI Affiliate it being understood that upon such assignment, such Transferring Entity will not be released from its obligations hereunder.
Neither Crown nor TowerCo may assign, delegate or otherwise transfer any of their rights or obligations under this Agreement, in whole or in part, without the written consent of the other parties. This Agreement shall be binding upon and will inure to the benefit of the parties hereto and their respective permitted successors and assigns. A Person may become a Transferring Entity hereunder and a party hereto or to any Transaction Document by executing and delivering to CCIC a Site Designation Supplement or other written instrument reasonably acceptable to CCIC, setting forth its agreement to be bound by the terms hereof or thereof, whereupon such Person shall be a party hereto or thereto.

     14.4  Headings. The headings of particular provisions of this Agreement are
           --------
inserted for convenience only and are not to be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

     14.5  Exhibits and Schedules.  Each and every exhibit and schedule referred
           ----------------------
to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each exhibit and schedule were set forth in full and at length every time it is referred to or otherwise mentioned.

     14.6  Defined Terms.  Capitalized terms used in this Agreement shall have
           -------------
the meanings ascribed to them at the point where first defined, irrespective of where their use occurs, with the same effect as if the definitions of such terms were set forth in full and at length every time such terms are used.

     14.7  Arbitration. (a) Any and all disputes arising out of or in connection
           -----------
with the negotiation, execution, interpretation, performance or nonperformance of this Agreement (other than the payment of moneys) shall be solely and finally settled by arbitration which shall be conducted in Washington, D.C., in accordance with the Rules for Non-Administered Arbitration of Business Disputes (the "Rules") as promulgated from time to time by the CPR Institute for Dispute Resolution in New York, New York (the "CPR"), by a panel of three arbitrators selected by the CPR in accordance with the Rules (the "Arbitrators"). The Arbitrators shall be lawyers experienced in real estate and corporate transactions in the tower industry and shall not have been employed by or affiliated with any of the Parties or their Affiliates. The Parties hereby renounce all recourse to litigation and agree that the award of the Arbitrators shall be final and subject to no judicial review; provided however, that neither
                                                  -------- -------
the provisions of this Section 14.7 nor the recourse to arbitration, shall prejudice the right of any Party to apply to any court of ordinary jurisdiction for the request of temporary or permanent injunctive or similar judicial relief. A written transcript shall be kept of all proceedings. The Arbitrators shall decide the issues submitted to them, in writing, stating the reasons for their decision, in accordance with: (i) the provisions and purposes of this Agreement; and (ii) the laws of the State of Georgia (without regard to its conflicts of laws rules). Unless the parties otherwise agree in writing, the arbitrators shall render their decision within sixty (60) days.

           (b) The parties agree to facilitate the arbitration by: (i) making available to one another and to the Arbitrators for examination, inspection and extraction all documents, books, records and personnel under their control if determined by the Arbitrators to be relevant to the dispute; (ii) conducting arbitration hearings to the greatest extent possible on successive days; and
(iii) observing strictly the time periods established by the Rules or by the Arbitrators for submission of evidence or briefs.

           (c) Judgment on the award of the Arbitrators may be entered in any court having jurisdiction over the Party against which enforcement of the award is being sought. The Arbitrators are expressly authorized to enter orders of interim or provisional relief each of which may be enforced as a final award. The Arbitrators shall divide all costs (other than fees of counsel) incurred in conducting the arbitration in their final award in accordance with what they deem just and equitable under the circumstances.

     14.8  Partial Invalidity and Severability.  All rights and restrictions
           -----------------------------------
contained herein may be exercised and are applicable and binding only to the extent that they do not violate any applicable Laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable by a Forum of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof, constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement will be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

     14.9  Waiver.  Any term or condition of this Agreement may be waived at any
           ------
time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, will operate as a waiver thereof, nor will any single or partial exercise of any right, power or remedy by either party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by either party hereto of any breach of or default in any term or condition of this Agreement will constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     14.10 Rights Cumulative.  All rights, remedies, powers and privileges
           -----------------
conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law.

     14.11 Time of Essence; Dates.  Time is of the essence of this Agreement.
           ----------------------
Anywhere a day certain is stated for payment or for performance of any obligation, the day certain so stated enters into and becomes a part of the consideration for this Agreement. If any date set forth in this Agreement shall fall on, or any time period set forth in this Agreement shall expire on, a day which is a Saturday, Sunday, federal or state holiday, or other non-business day, such date shall automatically be extended to, and the expiration of such time period shall automatically to be extended to, the next day which is not a Saturday, Sunday, federal or state holiday or other non-business day. The final day of any time period under this Agreement or any deadline under this Agreement shall be the specified day or date, and shall include the period of time through and including such specified day or date. All references to the "Effective Date" shall be deemed to refer to the later of the date of TowerCo's or BMI's execution of this Agreement, as indicated below their executions hereon.

     14.12 Governing Law.  The validity and effect of this Agreement shall be
           -------------
governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia, without regard to its conflicts of laws rules.

     14.13  Counterparts.  This Agreement may be executed in several
            ------------
counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     14.14  Attorneys' Fees.  In the event of any litigation between the parties
            ---------------
arising under or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party the expenses of litigation (including reasonable attorneys' fees, expenses and disbursements) incurred by the prevailing party.

     14.15  Authority.  Each party hereto warrants and represents that such
            ---------
party has full and complete authority to enter into this Agreement and each person executing this Agreement on behalf of a party warrants and represents that he has been fully authorized to execute this Agreement on behalf of such party and that such party is bound by the signature of such representative.

     14.16  Counsel.  Each party hereto warrants and represents that each party
            -------
has been afforded the opportunity to be represented by counsel of its choice in connection with the execution of this Agreement and has had ample opportunity to read, review, and understand the provisions of this Agreement.

     14.17  Number and Gender.  Where the context requires, the use of the
            -----------------
singular form herein includes the plural, the use of the plural includes the singular, and the use of any gender includes any and all genders.

     14.18  No Construction Against Preparer.  No provision of this Agreement
            --------------------------------
shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party's having or being deemed to have prepared or imposed such provision.

     14.19  Entire Agreement; Modification.  This Agreement supersedes all prior
            ------------------------------
discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement between the parties with respect to the matters covered hereby. This Agreement will not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

     14.20  Power of Attorney.  (a) The Transferring Entities, and each of them,
            -----------------
hereby irrevocably constitute and appoint BMI as their agent to modify, amend or otherwise change the Agreement to Sublease, any other Transaction Documents or any of their respective terms or provisions (including modifications, amendments or changes subsequent to any Closing), to take all actions and to execute all documents necessary or desirable to consummate the transactions contemplated by the Agreement to Sublease, and to take all actions and to execute all documents which may be necessary or desirable in connection therewith, to give and receive consents and all notices hereunder, to negotiate and settle claims for indemnification thereunder and to perform any other act arising under or pertaining to the Transaction Documents and the transactions contemplated thereby. Each Transferring Entity agrees that service of process upon BMI in any action or proceeding arising under or pertaining to the Transaction Documents shall be deemed to be valid service of process upon the undersigned, and any claim by CCIC against any Transferring Entity in respect to the Transaction Documents may be settled by BMI. BMI shall be deemed to have accepted the appointment herein upon its execution of this Agreement.

     (b) It is expressly understood and agreed that the foregoing power of attorney and the agency created thereby is coupled with an interest of the respective parties hereto and shall be binding on and enforceable against the respective successors and assigns of the undersigned, and each of them, and said power of attorney shall not be revoked or terminated in any event, including, without limitation, the dissolution, bankruptcy or insolvency of any Transferring Entity, shall continue to be binding and enforceable in the manner provided herein and shall survive any and all Closings.

     (c) Nothing contained herein shall be deemed to make BMI liable to the Transferring Entities because of service in its capacity as agent or otherwise. In performing any of its duties under this letter agreement, BMI shall not incur or be responsible for any liabilities, claims, causes of action, demands, judgments, losses, costs, damages or expenses whatsoever ("Losses") to the Transferring Entities, except for BMI's fraud, willful default or gross negligence, and each Transferring Entity shall indemnify BMI against all Losses.


                 (Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

                                   TOWERCO:

                                   CROWN CASTLE SOUTH INC.


                                   By: /s/ Kathy Broussard
                                      ------------------------------------------
                                      Name:   Kathy Broussard
                                           -------------------------------------
                                      Title:  Vice President
                                           -------------------------------------


                                   BMI:

                                   BELLSOUTH MOBILITY, INC., for itself, and as agent for the Transferring Entities


                                   By:  /s/ Joel Peterson
                                      ------------------------------------------
                                      Name:   Joel L. A. Peterson
                                           -------------------------------------
                                      Title:  AVP
                                            ------------------------------------


                                   BST:

                                   BELLSOUTH TELECOMMUNICATIONS, INC.


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   CCIC:

                                   CROWN CASTLE INTERNATIONAL CORP.


                                   By:  /s/ Kathy Broussard
                                      ------------------------------------------
                                      Name:   Kathy Broussard
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------


                   [Signatures Continued from Previous Page]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

                                   TOWERCO:

                                   CROWN CASTLE SOUTH INC.


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   BMI:

                                   BELLSOUTH MOBILITY, INC., for itself, and as agent for the Transferring Entities


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   BST:

                                   BELLSOUTH TELECOMMUNICATIONS, INC.


                                   By: /s/ [SIGNATURE ILLEGIBLE]^^
                                      ------------------------------------------
                                      Name:_____________________________________
                                      Title:____________________________________


                                   CCIC:

                                   CROWN CASTLE INTERNATIONAL CORP.


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



                      [Signatures Continued on Next Page]

                   [Signatures Continued from Previous Page]


                             TRANSFERRING ENTITIES
                           (other than BMI and BST)


WESTEL-INDIANAPOLIS COMPANY                  INDIANA CELLULAR CORPORATION


By: /s/ Joel Peterson                        By: /s/ Joel Peterson
   --------------------------------             --------------------------------
   Name:  Joel L. A. Peterson                   Name:  Joel L. A. Peterson
        ---------------------------                  ---------------------------
   Assistant Vice President                     Assistant Vice President


KENTUCKY CGSA, INC.                          WESTEL-MILWAUKEE COMPANY, INC.


By: /s/ Joel Peterson                        By: /s/ Joel Peterson
   --------------------------------             --------------------------------
   Name:  Joel L. A. Peterson                   Name:  Joel L. A. Peterson
        ---------------------------                  ---------------------------
   Assistant Vice President                     Assistant Vice President


TERRE HAUTE CELLULAR TELEPHONE               MUNCIE CELLULAR TELEPHONE
COMPANY, INC.                                COMPANY, INC.


By: /s/ Joel Peterson                        By: /s/ Joel Peterson
   --------------------------------             --------------------------------
   Name:  Joel L. A. Peterson                   Name:  Joel L. A. Peterson
        ---------------------------                  ---------------------------
   Assistant Vice President                     Assistant Vice President

                                   EXHIBIT A
                                   ---------

                                   BST LEASE
                                   ---------

                                   EXHIBIT B
                                   ---------

                          SITE MAINTENANCE AGREEMENT
                          --------------------------

                                   EXHIBIT C
                                   ---------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

                                   EXHIBIT D
                                   ---------

                                   PRORATION
                                   ---------


 .    Prepaid Ground Lease items

 .    Prepaid Rents under Existing Leases

 .    Property Taxes

                                   EXHIBIT E
                                   ---------

                             IDENTIFIED EMPLOYEES
                             --------------------